   As filed with the Securities and Exchange Commission on May 26, 2000

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

             SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

    Filed by the Registrants [X]          Check the appropriate box:
    Filed by a Party other than the Registrant [_]

                                          [_]Preliminary Proxy Statement

                                          [X]Definitive Proxy Statement
                                          [_]Definitive Additional Materials
                                          [_Soliciting]Material
                                            Pursuant to Rule 14a-11(c)
                                            or Rule 14a-12

                  GLOBAL FINANCIAL SERVICES MASTER TRUST

                     MASTER INTERNET STRATEGIES TRUST
                         MERCURY GLOBAL HOLDINGS, INC.
                     MERCURY INTERNET STRATEGIES FUND, INC.
                    MERRILL LYNCH AMERICAS INCOME FUND, INC.
                    MERRILL LYNCH CORPORATE BOND FUND, INC.
              MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
                        MERRILL LYNCH DRAGON FUND, INC.
                             MERRILL LYNCH EUROFUND
                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
          MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT
               MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.
                    MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.
                   MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.
                    MERRILL LYNCH GLOBAL UTILITY FUND, INC.
                     MERRILL LYNCH GLOBAL VALUE FUND, INC.
                      MERRILL LYNCH HEALTHCARE FUND, INC.
              MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                    MERRILL LYNCH INTERNATIONAL EQUITY FUND
                  MERRILL LYNCH INTERNET STRATEGIES FUND, INC.
                     MERRILL LYNCH LATIN AMERICA FUND, INC.
                    MERRILL LYNCH MUNICIPAL BOND FUND, INC.
                 MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND
                    OF MERRILL LYNCH MUNICIPAL SERIES TRUST
                  MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.
                        MERRILL LYNCH PACIFIC FUND, INC.
                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
                MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.
               MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.
                     MERRILL LYNCH STRATEGIC DIVIDEND FUND
                    MERRILL LYNCH U.S. HIGH YIELD FUND, INC.
                 THE CORPORATE FUND ACCUMULATION PROGRAM, INC.
                 THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.

                  ------------------------------------------
              (Name of Registrants as Specified In Their Charters)

                                 SAME AS ABOVE
                  ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

      [X]No fee required.

      [_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
11.

    (1) Title of each class of securities to which transaction applies:

      ----------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

      ----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

      ----------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

      ----------------------------------------------------------------------

      [_Check]box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

      ----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

      ----------------------------------------------------------------------

    (3) Filing Party:

      ----------------------------------------------------------------------

    (4) Date Filed:

                  GLOBAL FINANCIAL SERVICES MASTER TRUST

                     MASTER INTERNET STRATEGIES TRUST
                         MERCURY GLOBAL HOLDINGS, INC.
                     MERCURY INTERNET STRATEGIES FUND, INC.
                    MERRILL LYNCH AMERICAS INCOME FUND, INC.
                    MERRILL LYNCH CORPORATE BOND FUND, INC.
              MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.
                        MERRILL LYNCH DRAGON FUND, INC.
                             MERRILL LYNCH EUROFUND
                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.
          MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT
               MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.
                    MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.
                   MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.
                    MERRILL LYNCH GLOBAL UTILITY FUND, INC.
                     MERRILL LYNCH GLOBAL VALUE FUND, INC.
                      MERRILL LYNCH HEALTHCARE FUND, INC.
              MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.
                    MERRILL LYNCH INTERNATIONAL EQUITY FUND
                  MERRILL LYNCH INTERNET STRATEGIES FUND, INC.
                     MERRILL LYNCH LATIN AMERICA FUND, INC.
                    MERRILL LYNCH MUNICIPAL BOND FUND, INC.
                 MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND
                    OF MERRILL LYNCH MUNICIPAL SERIES TRUST
                  MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.
                        MERRILL LYNCH PACIFIC FUND, INC.
                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
                MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.
               MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.
                     MERRILL LYNCH STRATEGIC DIVIDEND FUND
                    MERRILL LYNCH U.S. HIGH YIELD FUND, INC.
                 THE CORPORATE FUND ACCUMULATION PROGRAM, INC.
                 THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                ---------------

                 NOTICE OF 2000 ANNUAL MEETINGS OF SHAREHOLDERS

                                ---------------

                          TO BE HELD ON JULY 10, 2000

To the Shareholders of:

Global Financial Services Master Trust

Master Internet Strategies Trust
Mercury Global Holdings, Inc.
Mercury Internet Strategies Fund, Inc.
Merrill Lynch Americas Income Fund, Inc.
Merrill Lynch Corporate Bond Fund, Inc.
Merrill Lynch Developing Capital Markets Fund, Inc.
Merrill Lynch Dragon Fund, Inc.
Merrill Lynch Eurofund
Merrill Lynch Global Allocation Fund, Inc.
Merrill Lynch Global Bond Fund For Investment and Retirement
Merrill Lynch Global Financial Services Fund, Inc.
Merrill Lynch Global Smallcap Fund, Inc.
Merrill Lynch Global Technology Fund, Inc.
Merrill Lynch Global Utility Fund, Inc.
Merrill Lynch Global Value Fund, Inc.
Merrill Lynch Healthcare Fund, Inc.
Merrill Lynch High Income Municipal Bond Fund, Inc.
Merrill Lynch International Equity Fund
Merrill Lynch Internet Strategies Fund, Inc.
Merrill Lynch Latin America Fund, Inc.
Merrill Lynch Municipal Bond Fund, Inc.
Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust
Merrill Lynch Municipal Strategy Fund, Inc.
Merrill Lynch Pacific Fund, Inc.
Merrill Lynch Senior Floating Rate Fund, Inc.
Merrill Lynch Senior Floating Rate Fund II, Inc.
Merrill Lynch Short-Term Global Income Fund, Inc.
Merrill Lynch Strategic Dividend Fund
Merrill Lynch U.S. High Yield Fund, Inc.
The Corporate Fund Accumulation Program, Inc.
The Municipal Fund Accumulation Program, Inc.

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (each a "Meeting" and collectively, the "Meetings") of each of the above-listed investment companies (each a "Fund" and collectively, the "Funds") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, July 10, 2000 at the time specified in Exhibit A to this Combined Proxy Statement for the following purposes:

     (1) To elect the Board Members (which term as used herein refers to both Directors and Trustees, as applicable) of each Fund until their successors have been duly elected and qualified or until their earlier resignation or removal;

          The shareholders of Mercury Internet Strategies Fund, Inc. ("Mercury Internet") and Merrill Lynch Internet Strategies Fund, Inc. ("Merrill Lynch Internet" and, together with Mercury Internet, the "Internet Funds") will also vote in connection with the election of the Board Members of Master Internet Strategies Trust (the "Internet Trust"). The shareholders of Merrill Lynch Global Financial Services Fund, Inc. ("Global Financial") will also vote in connection with the election of the Board Members of Global Financial Services Master Trust (the "Global Financial Trust").

     (2) To consider and act upon a proposal to ratify the selection of independent auditors of each Fund for its current fiscal year;

          The shareholders of the Internet Funds and Global Financial will also vote in connection with the ratification of the selection of independent auditors of the Internet Trust and the Global Financial Trust, respectively.

     (3) For all Funds except the Internet Funds, the Internet Trust, Global Financial and the Global Financial Trust: To consider and act upon a proposal to amend the Fund's charter to permit the Board of Directors to reorganize the Fund into a master/feeder structure;

          Items 4 through 9 are for consideration only by the shareholders of the Fund or Funds named in the specific proposal:

     (4) To consider and act upon the proposed Investment Advisory and Administration Agreements for Merrill Lynch Senior Floating Rate Fund II, Inc., Merrill Lynch Strategic Dividend Fund and Merrill Lynch U.S. High Yield Fund, Inc;

     (5) To consider and act upon the proposal to amend the investment objective and policies of Merrill Lynch Strategic Dividend Fund;

     (6) To consider and act upon the proposal to amend the investment objective of Merrill Lynch Americas Income Fund, Inc.;

     (7) To consider and act upon the proposal to amend an investment policy of Merrill Lynch Americas Income Fund, Inc.;

     (8) To consider and act upon the proposal to amend an investment policy of Merrill Lynch Healthcare Fund, Inc.;

     (9) To consider and act upon the proposal to amend the investment objective and policies of Merrill Lynch Developing Capital Markets Fund, Inc.; and

     (10) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors of each Fund has fixed the close of business on May 12, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

      Certain Funds are organized as Massachusetts business trusts* and will be referred to in this paragraph individually as a "trust" and collectively as the "trusts." As described in more detail below, shareholders of a trust may have statutory appraisal rights for their shares if Item 3 is approved by the trust's shareholders at the applicable Meeting and the trust reorganizes into a master/feeder structure. In order for a shareholder of such a trust to exercise his or her statutory appraisal rights, the shareholder must: (1) file with the trust before the taking of the vote on Item 3 at the applicable Meeting a written objection to the proposed master/feeder reorganization stating that he or she intends to demand payment for his or her shares if the master/feeder reorganization takes place, (2) not vote in favor of Item 3 at the applicable Meeting and (3) demand payment for his or her shares and an appraisal of the value thereof in writing from the trust within twenty days after the date of mailing to the shareholder of notice from the trust that the master/feeder reorganization has become effective.
--------

*Merrill Lynch EuroFund

Merrill Lynch Global Bond Fund for Investment and Retirement

Merrill Lynch International Equity Fund

Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal
  Series Trust

Merrill Lynch Strategic Dividend Fund

      Any trust effecting a reorganization and any such shareholders shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98 inclusive, of chapter 156B of the General Laws of Massachusetts. In the event that any shareholder elects to exercise his or her statutory appraisal rights, it is the present intention of each trust to petition a court of competent jurisdiction to determine whether such right of appraisal has been superseded by the provisions of Rule 22c-1 under the Investment Company Act of 1940, as amended, which generally requires mutual funds to redeem their shares at prices based upon the then current net asset value of such shares.

      A complete list of the shareholders of each Fund entitled to vote at the applicable Meeting will be available and open to the examination of any shareholder of that Fund for any purpose germane to that Meeting during ordinary business hours from and after June 26, 2000, at the office of each Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting for any Fund in which you may vote shares. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

      If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Shareholder Communications Corporation, at (800) 371-9115.

                                     By Order of the Boards of Directors

                                     Susan B. Baker

                                     Secretary of Master Internet Strategies
                                     Trust, Mercury Internet Strategies Fund,
                                     Inc., Merrill Lynch Developing Capital
                                     Markets Fund, Inc., Merrill Lynch Global
                                     SmallCap Fund, Inc., Merrill Lynch
                                     Internet Strategies Fund, Inc. and
                                     Merrill Lynch Latin America Fund, Inc.

                                     Phillip S. Gillespie
                                     Secretary of Merrill Lynch Dragon Fund,
                                     Inc. and Merrill Lynch Global Allocation
                                     Fund, Inc.

                                     Robert Harris
                                     Secretary of Mercury Global Holdings,
                                     Inc., Merrill Lynch Healthcare Fund, Inc.
                                     and Merrill Lynch International Equity
                                     Fund

                                     Bradley J. Lucido
                                     Secretary of Merrill Lynch Senior
                                     Floating Rate Fund, Inc. and Merrill
                                     Lynch Senior Floating Rate Fund II, Inc.

                                     Lori Martin
                                     Secretary of Merrill Lynch Global Value
                                     Fund, Inc. and Merrill Lynch Pacific
                                     Fund, Inc.

                                        Allan J. Oster
                                        Secretary of Merrill Lynch Americas
                                        Income Fund, Inc. and Merrill Lynch
                                        Short-Term Global Income Fund, Inc.

                                        Robert E. Putney, III
                                        Secretary of Merrill Lynch EuroFund and
                                        Merrill Lynch Global Technology Fund,
                                        Inc.

                                        Ira P. Shapiro

                                        Secretary of Global Financial Services
                                        Master Trust, Merrill Lynch Global Bond
                                        Fund for Investment and Retirement,
                                        Merrill Lynch Global Financial Services
                                        Fund, Inc., Merrill Lynch Global
                                        Utility Fund, Inc., Merrill Lynch
                                        Strategic Dividend Fund and The
                                        Corporate Fund Accumulation Program,
                                        Inc.

                                        William E. Zitelli, Jr.
                                        Secretary of Merrill Lynch Corporate
                                        Bond Fund, Inc., Merrill Lynch High
                                        Income Municipal Bond Fund, Inc.,
                                        Merrill Lynch Municipal Bond Fund,
                                        Inc., Merrill Lynch Municipal
                                        Intermediate Term Fund of Merrill Lynch
                                        Municipal Series Trust, Merrill Lynch
                                        Municipal Strategy Fund, Inc., Merrill
                                        Lynch U.S. High Yield Fund, Inc. and
                                        The Municipal Fund Accumulation
                                        Program, Inc.

Plainsboro, New Jersey

Dated: May 26, 2000

                            COMBINED PROXY STATEMENT

                                ---------------

                  GLOBAL FINANCIAL SERVICES MASTER TRUST

                     MASTER INTERNET STRATEGIES TRUST

                         MERCURY GLOBAL HOLDINGS, INC.

                     MERCURY INTERNET STRATEGIES FUND, INC.

                    MERRILL LYNCH AMERICAS INCOME FUND, INC.

                    MERRILL LYNCH CORPORATE BOND FUND, INC.

              MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

                        MERRILL LYNCH DRAGON FUND, INC.

                             MERRILL LYNCH EUROFUND

                   MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.

          MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT

               MERRILL LYNCH GLOBAL FINANCIAL SERVICES FUND, INC.

                    MERRILL LYNCH GLOBAL SMALLCAP FUND, INC.

                   MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.

                    MERRILL LYNCH GLOBAL UTILITY FUND, INC.

                     MERRILL LYNCH GLOBAL VALUE FUND, INC.

                      MERRILL LYNCH HEALTHCARE FUND, INC.

              MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.

                    MERRILL LYNCH INTERNATIONAL EQUITY FUND

                  MERRILL LYNCH INTERNET STRATEGIES FUND, INC.

                     MERRILL LYNCH LATIN AMERICA FUND, INC.

                    MERRILL LYNCH MUNICIPAL BOND FUND, INC.

                 MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND
                    OF MERRILL LYNCH MUNICIPAL SERIES TRUST

                  MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.

                        MERRILL LYNCH PACIFIC FUND, INC.

                 MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.

               MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

                     MERRILL LYNCH STRATEGIC DIVIDEND FUND

                    MERRILL LYNCH U.S. HIGH YIELD FUND, INC.

                 THE CORPORATE FUND ACCUMULATION PROGRAM, INC.

                 THE MUNICIPAL FUND ACCUMULATION PROGRAM, INC.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                ---------------

                      2000 ANNUAL MEETINGS OF SHAREHOLDERS

                                ---------------

                                 July 10, 2000

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Introduction............................................................    3
Item 1: Election of Board Members ......................................    7
Item 2: Selection of Independent Auditors...............................   11
Item 3: Approval or Disapproval of Charter Amendment to Permit
        Reorganization Into a Master/Feeder Structure...................   13
Item 4: Approval or Disapproval of the Proposed Investment Advisory and
        Administration Agreements.......................................   14
Item 5: Proposal to Amend the Investment Objective and Policies of
        Merrill Lynch Strategic Dividend Fund...........................   23
Item 6: Proposal to Amend the Investment Objective of Merrill Lynch
        Americas Income Fund, Inc. .....................................   24
Item 7: Proposal to Amend an Investment Policy of Merrill Lynch Americas
        Income Fund, Inc. ..............................................   25
Item 8: Proposal to Amend an Investment Policy of Merrill Lynch
        Healthcare Fund, Inc. ..........................................   26
Item 9: Proposal to Amend the Investment Objective and Policies of
        Merrill Lynch Developing Capital Markets Fund, Inc. ............   27
Additional Information..................................................   28
Exhibit A--Information About the Funds..................................  A-1
Exhibit B--Proposed Charter Amendments..................................  B-1
  Open-End Funds--Maryland Corporations
  Open-End Funds--Massachusetts Business Trusts
  Closed-End Funds--Maryland Corporations
Exhibit C--Form of Proposed Investment Advisory and Administration
 Agreements for Merrill Lynch Senior Floating Rate Fund II, Inc. .......  C-1
Exhibit D--Form of Proposed Investment Advisory and Administration
 Agreements for Merrill Lynch Strategic Dividend Fund...................  D-1
Exhibit E--Form of Proposed Investment Advisory and Administration
 Agreements for Merrill Lynch U.S. High Yield Fund, Inc. ...............  E-1

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors (which term as used herein refers to both Directors and Trustees, as applicable) of the above-listed Funds (each a "Fund" and collectively, the "Funds") to be voted at the 2000 Annual Meetings of Shareholders of the Funds (each a "Meeting" and collectively, the "Meetings"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, July 10, 2000 at the times specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is May 30, 2000.

      Each Fund is organized either as a Maryland corporation, a Massachusetts business trust or a Delaware business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock of a Fund, shares of beneficial interest of a Fund or beneficial interests in a Fund are referred to as "shares" or "Common Stock," holders of shares or Common Stock are referred to as "shareholders," the Board of Directors or the Board of Trustees of each of the Funds is referred to as the "Board," the directors or trustees of each Fund are referred to as "Board Members," the investment adviser or manager of each Fund is referred to as the "Investment Adviser" and each Fund's Articles of Incorporation or Declaration of Trust is referred to as its "charter." Please see Exhibit A to this Combined Proxy Statement for certain information relating to the Funds.

      All properly executed proxies received prior to a Fund's Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

    1) "FOR" the election of the Board Member nominees of each Fund;

          The shareholders of the Internet Funds and Global Financial will also vote in connection with the election of the Board Members of the Internet Trust and the Global Financial Trust, respectively.

    2) "FOR" the ratification of the selection of Deloitte & Touche LLP ("D&T"), as independent auditors;

          The shareholders of the Internet Funds and Global Financial will also vote in connection with the ratification of the selection of the independent auditors of the Internet Trust and the Global Financial Trust, respectively.

      With respect to proxies submitted by the shareholders of each Fund except the Internet Funds, the Internet Trust, Global Financial and the Global Financial Trust:

    3) "FOR" the approval of a charter amendment permitting the Board to convert the Fund to a master/feeder structure;

      With respect to Proposals 4, 5, 6, 7, 8 and 9, only proxies submitted by the shareholders of the Fund or Funds named in the proposal will, unless instructions to the contrary are marked, be voted:

    4) "FOR" the approval of the Proposed Investment Advisory and Administration Agreements for Merrill Lynch Senior Floating Rate Fund II, Inc., Merrill Lynch Strategic Dividend Fund and Merrill Lynch U.S. High Yield Fund, Inc.;

    5) "FOR" the proposal to amend the investment objective and policies of Merrill Lynch Strategic Dividend Fund;

    6) "FOR" the proposal to amend the investment objective of Merrill Lynch Americas Income Fund, Inc.;

    7) "FOR" the proposal to amend an investment policy of Merrill Lynch Americas Income Fund, Inc.;

    8) "FOR" the proposal to amend an investment policy of Merrill Lynch Healthcare Fund, Inc.; and

    9) "FOR" the proposal to amend the investment objective and policies of Merrill Lynch Developing Capital Markets Fund, Inc.

      Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund's address indicated above or by voting in person at the Meeting.

      The Board of each Fund has fixed the close of business on May 12, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of Common Stock and, in the case of Merrill Lynch Municipal Strategy Fund, Inc., the number of shares of Common Stock and shares of auction market preferred stock ("AMPS"), as indicated in Exhibit A hereto. Except as set forth in Exhibit A to this Combined Proxy Statement, to the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Common Stock or, in the case of Merrill Lynch Municipal Strategy Fund, Inc., of its Common Stock or AMPS, at such date.

      The Board Members of the applicable Fund know of no business other than that mentioned in Items 1, 2, 3, 4, 5, 6, 7, 8 and 9 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

     The shareholders solicited and entitled to vote on Items 1, 2 and 3 are outlined in the following chart.

                                                                      Item 3.
                                                                   Approval of a
                                                                      Charter
                                                                    Amendment to
                                  Item 1.                            Permit the
                          -----------------------     Item 2.      Reorganization
                          Election of             Ratification of of the Fund into
                             AMPS     Election of  Selection of      a Master/
                             Board       Board      Independent        Feeder
Fund                        Members     Members      Auditors        Structure
----                      ----------- ----------- --------------- ----------------
Global Financial
 Services Master
 Trust..................       No         Yes           Yes              No
Master Internet
 Strategies Trust.......       No         Yes           Yes              No
Mercury Global Holdings,
 Inc....................       No         Yes           Yes             Yes
Mercury Internet
 Strategies Fund, Inc...       No         Yes*          Yes*             No
Merrill Lynch Americas
 Income Fund, Inc.......       No         Yes           Yes             Yes
Merrill Lynch Corporate
 Bond Fund, Inc.........       No         Yes           Yes             Yes
Merrill Lynch Developing
 Capital Markets Fund,
 Inc....................       No         Yes           Yes             Yes
Merrill Lynch Dragon
 Fund, Inc..............       No         Yes           Yes             Yes
Merrill Lynch EuroFund..       No         Yes           Yes             Yes
Merrill Lynch Global
 Allocation Fund, Inc...       No         Yes           Yes             Yes
Merrill Lynch Global
 Bond Fund for
 Investment and
 Retirement.............       No         Yes           Yes             Yes
Merrill Lynch Global
 Financial Services
 Fund, Inc..............       No         Yes**         Yes**            No
Merrill Lynch Global
 SmallCap Fund, Inc.....       No         Yes           Yes             Yes
Merrill Lynch Global
 Technology Fund, Inc...       No         Yes           Yes             Yes
Merrill Lynch Global
 Utility Fund, Inc......       No         Yes           Yes             Yes
Merrill Lynch Global
 Value Fund, Inc........       No         Yes           Yes             Yes
Merrill Lynch Healthcare
 Fund, Inc..............       No         Yes           Yes             Yes
Merrill Lynch High
 Income Municipal Bond
 Fund, Inc..............       No         Yes           Yes             Yes
Merrill Lynch
 International Equity
 Fund...................       No         Yes           Yes             Yes
Merrill Lynch Internet
 Strategies Fund, Inc...       No         Yes*          Yes*             No
Merrill Lynch Latin
 America Fund, Inc......       No         Yes           Yes             Yes
Merrill Lynch Municipal
 Bond Fund, Inc.........       No         Yes           Yes             Yes
Merrill Lynch Municipal
 Intermediate Term Fund
 of Merrill Lynch
 Municipal Series
 Trust..................       No         Yes           Yes             Yes
Merrill Lynch Municipal
 Strategy Fund, Inc.....      Yes         Yes           Yes             Yes
Merrill Lynch Pacific
 Fund, Inc..............       No         Yes           Yes             Yes
Merrill Lynch Senior
 Floating Rate Fund,
 Inc....................       No         Yes           Yes             Yes
Merrill Lynch Senior
 Floating Rate Fund II,
 Inc....................       No         Yes           Yes             Yes
Merrill Lynch Short-Term
 Global Income Fund,
 Inc....................       No         Yes           Yes             Yes
Merrill Lynch Strategic
 Dividend Fund..........       No         Yes           Yes             Yes
Merrill Lynch U.S. High
 Yield Fund, Inc.
 (formerly Merrill Lynch
 Corporate High Yield
 Fund, Inc.)............       No         Yes           Yes             Yes
The Corporate Fund
 Accumulation Program,
 Inc....................       No         Yes           Yes             Yes
The Municipal Fund
 Accumulation Program,
 Inc....................       No         Yes           Yes             Yes

-------

* The shareholders of the Internet Funds will also vote in connection with the election of the Board Members and the ratification of the selection of the independent auditors of the Internet Trust.

** The shareholders of Global Financial will also vote in connection with the election of Board Members and the ratification of the selection of the independent auditors of the Global Financial Trust.

      The shareholders solicited and entitled to vote on Items 4, 5, 6, 7, 8 and 9 are the shareholders of the Fund or Funds named in that Item.

 Item 4. Merrill Lynch Senior Floating Rate Fund II, Inc., Merrill Lynch
         Strategic Dividend Fund and Merrill Lynch U.S. High Yield Fund, Inc.
 Item 5. Merrill Lynch Strategic Dividend Fund
 Item 6. Merrill Lynch Americas Income Fund, Inc.
 Item 7. Merrill Lynch Americas Income Fund, Inc.
 Item 8. Merrill Lynch Healthcare Fund, Inc.
 Item 9. Merrill Lynch Developing Capital Markets Fund, Inc.

                     ITEM 1: ELECTION OF BOARD MEMBERS

      At the Meetings, the Board Member nominees of each Fund will be elected to serve until their successors are elected and qualified or until their earlier resignation or removal.

      It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or properly revoked) "FOR" the applicable nominees listed below. The nominees to be elected by each Fund appear in the following chart. Certain biographical and other information relating to the nominees appears after the chart.

                     Fund                                 Nominees
                     ----                      -----------------------------
 Merrill Lynch Municipal Strategy Fund, Inc... To be Elected by Holders of
                                               AMPS, Voting Separately as a
                                               Class:
                                               Ronald W. Forbes
                                               Charles C. Reilly
                                               To be Elected by Holders of
                                               Common Stock and AMPS, Voting
                                               Together as a Single Class:
                                               Terry K. Glenn
                                               Cynthia A. Montgomery
                                               Kevin A. Ryan
                                               Roscoe S. Suddarth
                                               Richard R. West
                                               Arthur Zeikel
                                               Edward D. Zinbarg
                                               To be Elected by Holders of
 All other Funds(1)........................... Common Stock:
                                               Ronald W. Forbes
                                               Terry K. Glenn
                                               Cynthia A. Montgomery
                                               Charles C. Reilly
                                               Kevin A. Ryan
                                               Roscoe S. Suddarth
                                               Richard R. West
                                               Arthur Zeikel
                                               Edward D. Zinbarg

--------

(1) The shareholders of the Internet Funds and Global Financial will also vote in connection with the election of the Board Members of the Internet Trust and the Global Financial Trust, respectively.

                                            Principal Occupation During Past
          Name and Address          Age Five Years and Public Directorships (1)
          ----------------          --- ---------------------------------------
 Ronald W. Forbes(1)(2)............  59 Professor of Finance, School of
  1400 Washington Avenue                Business, State University of New York
  Albany, New York 12222                at Albany, since 1989; International
                                        Consultant, Urban Institute,
                                        Washington, D.C. from 1995 to 1999.
 Terry K. Glenn(1)*................  59 Executive Vice President of Fund Asset
  P. O. Box 9011                        Management, L.P. ("FAM") and Merrill
  Princeton, New Jersey 08543-9011      Lynch Asset Management, L.P. ("MLAM")
                                        (the terms FAM and MLAM, as used
                                        herein, include their corporate
                                        predecessors) since 1983; Executive
                                        Vice President and Director of
                                        Princeton Services, Inc. ("Princeton
                                        Services") since 1993; President of
                                        Princeton Funds Distributor, Inc.
                                        ("PFD") since 1986 and Director thereof
                                        since 1991; President of Princeton
                                        Administrators, L.P. since 1988.
 Cynthia A. Montgomery(1)(2).......  47 Professor, Harvard Business School
  Harvard Business School               since 1989; Associate Professor, J.L.
  Soldiers Field Road                   Kellogg Graduate School of Management,
  Boston, Massachusetts 02163           Northwestern University from 1985 to
                                        1989; Assistant Professor, Graduate
                                        School of Business Administration, The
                                        University of Michigan from 1979 to
                                        1985; Director, UNUM Provident
                                        Corporation since 1990 and Director,
                                        Newell Rubbermaid since 1995.
 Charles C. Reilly(1)(2)...........  68 Self-employed financial consultant
  9 Hampton Harbor Road                 since 1990; President and Chief
  Hampton Bays, New York 11946          Investment Officer of Verus Capital,
                                        Inc. from 1979 to 1990; Senior Vice
                                        President of Arnhold and S.
                                        Bleichroeder, Inc. from 1973 to 1990;
                                        Adjunct Professor, Columbia University
                                        Graduate School of Business from 1990
                                        to 1991; Adjunct Professor, Wharton
                                        School, The University of Pennsylvania
                                        from 1989 to 1990; Partner, Small
                                        Cities Cable Television from 1986 to
                                        1997.
 Kevin A. Ryan(1)(2)...............  67 Founder/Director Emeritus of The Boston
  127 Commonwealth Avenue               University Center for the Advancement
  Chestnut Hill,                        of Ethics and Character and Director
  Massachusetts 02167                   thereof until 1999; Professor until
                                        1999 and currently Professor Emeritus
                                        of Education at Boston University since
                                        1982; formerly taught on the faculties
                                        of The University of Chicago, Stanford
                                        University and Ohio State University.
 Roscoe S. Suddarth(1)(2)..........  65 President, Middle East Institute, since
  1761 N Street, N.W.                   1995; Foreign Service Officer, United
  Washington, D.C. 20036                States Foreign Service, from 1961 to
                                        1995; Career Minister, from 1989 to
                                        1995; U.S. Ambassador to the Hashemite
                                        Kingdom of Jordan, from 1987 to 1990;
                                        Deputy Inspector General, U.S.
                                        Department of State, from 1991 to 1994.
 Richard R. West(1)(2).............  62 Professor of Finance since 1984, Dean
  Box 604                               from 1984 to 1993, and currently Dean
  Genoa, Nevada 89411                   Emeritus of New York University,
                                        Leonard N. Stern School of Business
                                        Administration; Director of Bowne &
                                        Co., Inc., Vornado Realty Trust, Inc.,
                                        Vornado Operating Company and
                                        Alexander's Inc.
 Arthur Zeikel(1)*.................  67 Chairman of FAM and MLAM from 1997 to
  300 Woodland Avenue                   1999; President of FAM and MLAM from
  Westfield, New Jersey 07090           1977 to 1997; Chairman of Princeton
                                        Services from 1997 to 1999, Director
                                        thereof from 1993 to 1999 and President
                                        from 1993 to 1997; Executive Vice
                                        President of Merrill Lynch & Co., Inc.
                                        ("ML & Co.") from 1990 to 1999.

                                            Principal Occupation During Past
          Name and Address          Age Five Years and Public Directorships (1)
          ----------------          --- ---------------------------------------
 Edward D. Zinbarg(1)(2)...........  65 Self-employed financial consultant
  5 Hardwell Road                       since 1994; Executive Vice President of
  Short Hills, New Jersey               The Prudential Insurance Company of
  07078-2117                            America from 1988 to 1994; former
                                        Director of Prudential Reinsurance
                                        Company and former Trustee of the
                                        Prudential Foundation.

--------
(1) Each of the nominees is a director, trustee or member of an advisory board of one or more additional investment companies for which FAM, MLAM or their affiliates act as investment adviser. See "Compensation of Board Members" in Exhibit A hereto.
(2) Member of the Audit and Nominating Committee of each Fund on which he or she currently serves as a Board Member and will serve on the Audit and Nominating of each Fund to which he or she is elected as a Board Member. Please see Exhibit A hereto.
* Interested person, as defined in the Investment Company Act of 1940, as amended, of each of the Funds.

      The Board of each Fund knows of no reason why any of the nominees listed above will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

      Committee and Board Meetings. The Board of each Fund has a standing Audit and Nominating Committee (the "Committee"), which consists of Board Members who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The principal purpose of the Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Committee also reviews and nominates candidates to serve as non-interested Board Members. The Committee generally will not consider nominees recommended by shareholders of a Fund. The non-interested Board Members have retained independent legal counsel to assist them in connection with these duties.

      During each Fund's most recently completed fiscal year, each of the Board Members then in office attended at least 75% of the aggregate of the total number of meetings of the Board of that Fund held during the fiscal year and, if a member, of the total number of meetings of the Committee held during the period for which he or she served. See Exhibit A to this Combined Proxy Statement for further information about Committee and Board meetings.

      Applicable only to Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Senior Floating Rate Fund II, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Municipal Strategy Fund, Inc. (collectively referred to herein as the "Closed-End Funds"). Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and Board Members of each Closed-End Fund and persons who own more than ten percent of a registered class of the Closed-End Fund's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC"). Officers, Board Members and greater than ten percent shareholders are required by SEC regulations to furnish the Closed-End Fund with copies of all Forms 3, 4 and 5 they file.

      Based solely on each Closed-End Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Closed-End Fund believes that all of its officers, Board Members, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Closed-End Fund's Investment Adviser) have complied with all filing requirements applicable to them with respect to transactions during the Closed-End Fund's most recent fiscal year, except that Ronald W. Forbes inadvertently made a late Form 3 filing relating to his initial statement of beneficial ownership with respect to Merrill Lynch Senior Floating Rate Fund II, Inc.

      Interested Persons. Each Fund considers Mr. Glenn and Mr. Zeikel to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with the Investment Adviser and its affiliates. Mr. Glenn is the President of each Fund.

      Compensation of Board Members. The Investment Adviser of each Fund pays all compensation to all officers of each Fund and all Board Members of each Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Board Member not affiliated with the Investment Adviser (each a "non-affiliated Board Member") an annual fee plus a fee for each meeting attended, and each Fund also pays each member of its Committee, which consists of all of the non-affiliated Board Members, an annual fee plus a fee for each meeting attended, together with such Board Member's out-of-pocket expenses relating to attendance at such meetings. The Chairman of the Committee of each Fund receives an additional annual or per meeting fee. Information relating to the aggregate fees and expenses paid by each Fund to its non-affiliated Board Members during each Fund's most recently completed fiscal year is set forth in Exhibit A hereto.

      Officers of the Funds. Information relating to the officers of each Fund is set forth in Exhibit A to this Combined Proxy Statement. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

      Stock Ownership. Information relating to the number of shares of each Fund owned by the Board Member nominees is set forth in Exhibit A to this Combined Proxy Statement. As of the Record Date, the Board Members and officers of each Fund as a group owned an aggregate of less than 1% of the Common Stock of each Fund outstanding at such date. At such date, Mr. Glenn, President and a Board Member of each Fund, and Mr. Zeikel, a Board Member of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

      Each Board recommends that its respective shareholders vote FOR the election of the applicable Board Member nominees.

                   ITEM 2: SELECTION OF INDEPENDENT AUDITORS

      The Board of each Fund, including a majority of the Board Members who are not interested persons of the Fund, has selected D&T as the Fund's independent auditors to examine the financial statements of the Fund for the Fund's current fiscal year as set forth in the following chart. None of the Funds knows of any direct or indirect financial interest of such auditors in any Fund. Such appointment is subject to ratification or rejection by the shareholders of each respective Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such Fund's auditors.

Fund                                                        Fiscal Year Ending
----                                                        ------------------
Global Financial Services Master Trust..................... September 30, 2000
Master Internet Strategies Trust........................... January 31, 2001
Mercury Global Holdings, Inc. ............................. November 30, 2000
Mercury Internet Strategies Fund, Inc.+.................... January 31, 2001
Merrill Lynch Americas Income Fund, Inc. .................. December 31, 2000
Merrill Lynch Corporate Bond Fund, Inc. ................... September 30, 2000
Merrill Lynch Developing Capital Markets Fund, Inc. ....... June 30, 2001
Merrill Lynch Dragon Fund, Inc. ........................... December 31, 2000
Merrill Lynch EuroFund..................................... October 31, 2000
Merrill Lynch Global Allocation Fund, Inc. ................ October 31, 2000
Merrill Lynch Global Bond Fund for Investment and
 Retirement................................................ December 31, 2000
Merrill Lynch Global Financial Services Fund, Inc.+........ September 30, 2000
Merrill Lynch Global SmallCap Fund, Inc. .................. June 30, 2001
Merrill Lynch Global Technology Fund, Inc. ................ March 31, 2001
Merrill Lynch Global Utility Fund, Inc. ................... November 30, 2000
Merrill Lynch Global Value Fund, Inc. ..................... December 31, 2000
Merrill Lynch Healthcare Fund, Inc. ....................... April 30, 2001
Merrill Lynch High Income Municipal Bond Fund, Inc. ....... August 31, 2000
Merrill Lynch International Equity Fund.................... May 31, 2001
Merrill Lynch Internet Strategies Fund, Inc.+.............. January 31, 2001
Merrill Lynch Latin America Fund, Inc. .................... November 30, 2000
Merrill Lynch Municipal Bond Fund, Inc. ................... June 30, 2001
Merrill Lynch Municipal Intermediate Term Fund of Merrill
 Lynch Municipal Series Trust.............................. October 31, 2000
Merrill Lynch Municipal Strategy Fund, Inc. ............... October 31, 2000
Merrill Lynch Pacific Fund, Inc. .......................... December 31, 2000
Merrill Lynch Senior Floating Rate Fund, Inc. ............. August 31, 2000
Merrill Lynch Senior Floating Rate Fund II, Inc. .......... August 31, 2000
Merrill Lynch Short-Term Global Income Fund, Inc. ......... December 31, 2000
Merrill Lynch Strategic Dividend Fund...................... July 31, 2000
Merrill Lynch U.S. High Yield Fund, Inc. (formerly Merrill
 Lynch Corporate High Yield Fund, Inc.).................... March 31, 2001
The Corporate Fund Accumulation Program, Inc. ............. December 31, 2000
The Municipal Fund Accumulation Program, Inc. ............. December 31, 2000

--------

+ The shareholders of the Internet Funds and Global Financial will also vote in connection with the ratification of the selection of the independent auditors of the Internet Trust and the Global Financial Trust, respectively.

      D&T also acts as independent auditors for ML & Co. and most of its subsidiaries, including MLAM and FAM, and for most other investment companies for which MLAM and FAM act as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by them from each applicable Fund. The Board of each Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to each applicable Fund.

      Representatives of D&T are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

      Each Board recommends that its respective shareholders vote FOR the ratification of the selection of D&T as independent auditors for that Fund.

 ITEM 3: APPROVAL OR DISAPPROVAL OF CHARTER AMENDMENT TO PERMIT REORGANIZATION
                         INTO A MASTER/FEEDER STRUCTURE

      The Board proposes to amend the charter of each Fund other than the Internet Funds, the Internet Trust, Global Financial and the Global Financial Trust to add a provision that would give the Board the express power to transfer in the ordinary course of business and upon the affirmative vote of the majority of the entire Board, all or substantially all of the assets of a Fund to another entity known in the investment company industry as a master fund in a "master/feeder" structure. By voting in favor of this provision, shareholders are authorizing the Board to reorganize a Fund into a "master/feeder" structure if the Board believes the structure is in the best interests of the Fund and its shareholders. Copies of the forms of charter amendment for the applicable Funds are attached to this Combined Proxy Statement as Exhibit B.

      Generally, the transfer of all or substantially all of the assets of a Maryland corporation requires the approval of its shareholders. Maryland law permits the transfer of all or substantially all of the assets of a corporation to a wholly-owned subsidiary without the approval of the corporation's shareholders. In certain circumstances, however, the Investment Adviser may propose a master/feeder structure for Funds organized as Maryland corporations where the master fund would not be a wholly-owned subsidiary of such Fund immediately after the transfer of the Fund's assets to the master fund. Therefore, the Funds organized as Maryland corporations are seeking shareholder approval of a charter amendment that would permit such a transfer of assets to a master fund in exchange for shares or other beneficial interests even if such master fund is not a wholly-owned subsidiary of such Fund and would clarify the manner in which such Funds will operate in a master/feeder structure.

      The charters governing the Funds that are Massachusetts business trusts generally require shareholder approval before a Fund transfers its assets to a master fund in order to convert to a master/feeder arrangement. Accordingly, the Funds that are organized as Massachusetts business trusts are seeking shareholder approval of a charter amendment that would permit such a transfer of assets to a master fund without shareholder approval in exchange for shares or other beneficial interests and would clarify the manner in which such Funds will operate in a master/feeder structure.

      In a master/feeder structure, a fund (the "Feeder Fund") sells its shares to public investors under the terms of its prospectus. Instead of investing the money it obtains from such sales directly in securities and other investments, however, it invests all of those assets in another fund (the "Master Fund") with substantially the same investment objectives and policies in return for shares in that Master Fund. The Master Fund then invests the assets in a portfolio of securities and other investments. Because the shareholders of the Feeder Fund own an indirect interest in the Master Fund, their investment has the same performance as the Master Fund's portfolio. Since any number of Feeder Funds can invest their assets in a single Master Fund, a master/feeder structure permits greater pooling of assets than does a stand alone fund. This ability to pool assets may, in turn, allow the Master Fund to achieve increased economies of scale and efficiencies in portfolio management. The master/feeder structure may also permit greater investor access to a single Master Fund portfolio, since any number of separate Feeder Funds with separate identities, management, fee structures and/or distribution channels can all invest in the same Master Fund. An existing fund could convert to a Feeder Fund by (i) selling all of its investments and then purchasing shares of a Master Fund, an approach that involves brokerage and other transaction costs and the realization of taxable gain or loss, or (ii) by contributing its assets to the Master Fund in return for an interest therein and avoiding transaction costs and, if proper procedures are followed, avoiding the realization of taxable gain or loss. Approval of this Item 3 by the shareholders of a Fund would permit the applicable Board to convert the Fund to a Feeder Fund by using either alternative discussed in the preceding sentence. It is expected that each Fund that converts to a Feeder Fund will do so by transferring its assets to the applicable Master Fund in exchange for shares in such Master Fund.

      The Investment Adviser believes that, generally, the larger the pool of assets, the more efficiently and cost-effectively it can be managed. Because a Master Fund pools the assets of multiple Feeder Funds, it provides an effective means of creating larger asset pools. Whether the Board of a particular Fund exercises its discretionary authority to convert the Fund to a master/feeder structure would depend upon the existence of appropriate opportunities to pool the Fund's assets with those of other Feeder Funds. It is currently anticipated that Merrill Lynch Senior Floating Rate Fund II, Inc. ("Senior Floating Rate II"), Merrill Lynch Strategic Dividend Fund ("Strategic Dividend") and Merrill Lynch U.S. High Yield Fund, Inc. (formerly Merrill Lynch Corporate High Yield Fund, Inc.) ("U.S. High Yield") will be converted to a master/feeder structure as soon as practicable after shareholders approve the charter amendment. There are no current plans to effect such a conversion for any other Funds. As discussed above, the primary motivation for considering a master/feeder structure would be to seek to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and distribution channels at the Feeder Fund level. The Board's decision to convert a Fund into a Feeder Fund would be based upon the Board's determination that it would be in the best interests of both the Fund and its shareholders.

      In the case of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate"), Senior Floating Rate II and Merrill Lynch High Income Municipal Bond Fund, Inc., the conversion of these Funds and their operation in a master/feeder structure pursuant to the charter amendments will be viewed as a "reorganization" for the purpose of the Fund's investment restrictions that permit an investment in other investment companies in a reorganization transaction. In the case of The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc., the conversion of these Funds and their operation in a master/feeder structure pursuant to the charter amendments will be viewed as a "merger, consolidation, purchase of assets or similar transaction" for the purpose of the Fund's investment restrictions that permit an investment in other investment companies in connection with these types of transactions if approved by Fund shareholders.

      Because investment advisory services are provided at the Master Fund level, a Fund will no longer have an investment adviser if it converts to a Feeder Fund. Each Master Fund will pay its investment adviser an investment advisory fee based upon the net assets of that Master Fund. A Feeder Fund may have its own administrator in a master/feeder structure. If a Fund converts to a master/feeder fund structure, whenever the Master Fund holds a vote of its Feeder Funds, the Fund will either pass the vote through to its own shareholders or vote the shares of the Master Fund held by it in the same proportion as the votes of all other Feeder Funds. If some of the Feeder Funds are larger than the Fund, these other Feeder Funds would have more voting power than the Fund over the operations of the Master Fund.

      The Board of each Fund that is eligible to vote on Item 3 recommends that the respective shareholders of each such Fund vote FOR the proposal to approve the charter amendment to permit the reorganization of each such Fund into a master/feeder structure.

      Items 4 through 9 are for the consideration only by the shareholders of the Fund or Funds named in the specific proposal.

    ITEM 4: APPROVAL OR DISAPPROVAL OF THE PROPOSED INVESTMENT ADVISORY AND
                         ADMINISTRATION AGREEMENTS

      Only shareholders of Strategic Dividend, U.S. High Yield Fund, and Senior Floating Rate Fund II may vote with respect to this Item 4. Strategic Dividend, U.S. High Yield and Senior Floating Rate II are individually referred to in this Item 4 as a "Voting Fund" and collectively referred to in this Item 4 as the "Voting Funds," as the context requires.

      In anticipation of the above-referenced master/feeder reorganization of each Voting Fund and in order to ensure the continuity of the investment advisory and administrative services provided to each Voting Fund and each Master Fund under such an arrangement, shareholders of each Voting Fund are being asked to consider approval or disapproval of the proposed agreements applicable to that Voting Fund as described below. Shareholders of a Voting Fund may only vote on the proposed investment advisory and administration agreements applicable to that Voting Fund as a group and not on each proposed agreement individually.

      The aggregate annual rate of compensation payable under the current agreements will remain the same under the proposed agreements. See "Compensation and Expenses" below. The services to be provided to the Voting Funds and the Master Funds under the proposed agreements will be identical to the services provided to the Voting Funds under the current investment advisory and administration agreements. See "Summary of Current Investment Advisory Administration and Sub-Advisory Agreements and Proposed Investment Advisory and Administration Agreements" below.

Summary of Current Investment Advisory, Administration and Sub-Advisory Agreements and Proposed Investment Advisory and Administration Agreements

      Certain information relating to the current investment advisory, administration and sub-advisory arrangements is set forth below.

 Voting    Investment
  Fund      Adviser   Administrator                 Sub-Adviser
 ------    ---------- -------------                 -----------
Senior
 Floating
 Rate II      MLAM        MLAM      Merrill Lynch Asset Management U.K. Limited
Strategic
 Dividend     MLAM        N/A       Merrill Lynch Asset Management U.K. Limited
U.S. High
 Yield        FAM         N/A       Merrill Lynch Asset Management U.K. Limited

      The current investment advisory agreements are collectively referred to in this Item 4 as the "Current Investment Advisory Agreements." The administration agreement between Senior Floating Rate II and MLAM is referred to in this Item 4 as the "Senior Floating Rate II Administration Agreement." The current sub-advisory agreements are collectively referred to in this Item 4 as the "Current Sub-Advisory Agreements." The Current Investment Advisory Agreements, the Senior Floating Rate II Administration Agreement and the Current Sub-Advisory Agreements are collectively referred to in this Item 4 as the "Current Agreements." Certain information relating to the Current Agreements is set forth below.

                                            Date Current                                      Description of Board
                                         Investment Advisory                                   Action Taken with
                                            Agreement Was                      Date of Senior  Respect to Current
                         Date of Current  Last Submitted to                       Floating    Investment Advisory
                           Investment     Shareholder Vote    Date of Current     Rate II     Agreement During the
                            Advisory       and Purpose of      Sub-Advisory    Administration      Preceding
Voting Fund                 Agreement      Such Submission       Agreement       Agreement        Fiscal Year
-----------              --------------- ------------------- ----------------- -------------- --------------------
Senior Floating Rate      March 22, 1999     March 26, 1999     March 22, 1999 March 22, 1999   Initial Approval
 II.....................
                                          (Initial Approval)
Strategic Dividend...... August 10, 1987   October 24, 1988  November 14, 1997 N/A                Annual Renewal
                                             (Approval)
U.S. High Yield.........  April 28, 1998     April 28, 1998     April 28, 1998 N/A                Annual Renewal
                                          (Initial Approval)

      If the shareholders of a Voting Fund approve the amendment to its charter described in Item 3 to this Combined Proxy Statement, it is expected that such Voting Fund will transfer all of its assets to a corresponding Master Fund in exchange for shares in that Master Fund. Simultaneously with these transfers, each Master Fund will enter into a separate investment advisory agreement with FAM (each a "Proposed Investment Advisory Agreement" and collectively, the "Proposed Investment Advisory Agreements") and that each Voting Fund will enter into a separate administration agreement with FAM (each a "Proposed Administration Agreement" and collectively, the "Proposed Administration Agreements"). Pursuant to the Proposed Investment Advisory Agreements, FAM will provide investment advisory and administrative services to each Master Fund. Pursuant to the Proposed Administration Agreements, FAM will provide administrative services or arrange for the provision of such services to each Voting Fund. It is not anticipated that FAM will enter into a new sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") with respect to any Voting Fund. The Proposed Investment Advisory Agreements and the Proposed Administration Agreements are collectively referred to in this Item 4 as the "Proposed Agreements." FAM and MLAM are collectively referred to in this Item 4 as the "Advisers."

      The only material differences between the Proposed Agreements and the Current Investment Advisory Agreements and the Current Administration Agreements are: (i) the assets to be managed and administered will be held by each Master Fund rather than by each Voting Fund, (ii) with respect to Senior Floating Rate II, (a) instead of MLAM providing investment advisory services to this Voting Fund, FAM will provide investment advisory and administrative services to the applicable Master Fund pursuant to a separate investment advisory agreement, and (b) instead of MLAM providing administrative services to Senior Floating Rate II, FAM will provide administrative services to Senior Floating Rate II pursuant to a separate administration agreement, (iii) with respect to Strategic Dividend, instead of MLAM providing investment advisory and administrative services to this Voting Fund pursuant to an investment advisory agreement, FAM will: (a) provide investment advisory and administrative services to the applicable Master Fund pursuant to a separate investment advisory agreement, and (b) provide administrative services to Strategic Dividend pursuant to a separate administration agreement, (iv) with respect to U.S. High Yield, instead of FAM providing investment advisory and administrative services to this Voting Fund pursuant to an investment advisory agreement, FAM will: (a) provide investment advisory and administrative services to the applicable Master Fund pursuant to a separate investment advisory agreement and (b) provide administrative services to U.S. High Yield pursuant to a separate administration agreement, and (v) FAM will not enter into a sub-advisory agreement with MLAM U.K. with respect to any Voting Fund. FAM and MLAM have common officers and employees and are both owned and controlled by the same entities. FAM has advised the Board of Senior Floating Rate II and Strategic Dividend that the change in the investment adviser will not result in different portfolio management or day-to-day operations for the Master Funds in which Senior Floating Rate II and Strategic Dividend will invest all of their respective net assets.

      The services to be provided by FAM to the Voting Funds and the Master Funds under the Proposed Agreements, considered together, will be identical to the services provided by the Advisers to the Voting Funds under the Current Investment Advisory Agreements and the Current Administration Agreements. As described below, the aggregate annual rate of compensation to be paid under the Proposed Agreements is the same as the aggregate annual rate of compensation payable under the Current Investment Advisory Agreements and the Current Administration Agreements.

Terms of the Proposed Agreements

      Copies of the forms of Proposed Investment Advisory Agreement and Proposed Administration Agreement relating to each Voting Fund and each Master Fund are attached hereto as Exhibit C (Senior Floating Rate II), Exhibit D (Strategic Dividend) and Exhibit E (U.S. High Yield). Set forth below is a description of the services to be provided under those agreements along with certain other information relating to those agreements.

      Description of Services to be Provided under the Proposed
Agreements. Under the Proposed Investment Advisory Agreements, FAM will provide investment research and investment advice to the Master Funds. Subject to certain restrictions, FAM will determine whether to purchase, sell or exchange portfolio securities and will fix the relative asset allocations for each Master Fund. FAM also will perform certain management and administrative services necessary for the operation of the Master Funds. Under the Proposed Administration Agreements, FAM will perform administrative services necessary for the operation of the Voting Funds, including (i) preparing and filing reports and other documents required by federal, state and other applicable laws and regulations, (ii) preparing proxy materials, and (iii) overseeing the performance of administrative and professional services rendered to the Voting Funds by their respective service providers.

      Duration and Termination of the Proposed Agreements. If a Voting Fund's shareholders approve the applicable Proposed Agreements at its Meeting, such Proposed Agreements will commence on the date that a Voting Fund transfers its assets to the corresponding Master Fund. Unless earlier terminated as described below, such Proposed Agreements will remain in effect for a period of two years from that date and thereafter will continue in effect from year to year if approved annually (a) by a majority of the Board Members or by a majority of the outstanding shares of a Voting Fund or a Master Fund, as applicable, and
(b) by a majority of the Board Members who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of a Master Fund or a Voting Fund, as applicable.

Compensation and Expenses

      As stated above, the aggregate annual rate of compensation payable under the Current Investment Advisory Agreements and the Current Administration Agreements is the same as the aggregate annual rate of compensation to be paid under the Proposed Agreements. In the event FAM seeks to increase the aggregate annual rate of compensation to be paid under the Proposed Agreements in the future, the Board of the affected Master Fund and the affected Voting Fund and the shareholders of the affected Master Fund and the affected Voting Fund must approve such increases.

      Under the Current Investment Advisory Agreement applicable to Senior Floating Rate II, MLAM receives a monthly fee for the provision of investment advisory services at the annual rate of 0.95% of the average daily net assets of Senior Floating Rate II. As compensation for MLAM's administrative services to Senior Floating Rate II under the Senior Floating Rate II Administration Agreement, MLAM receives a monthly fee at an annual rate of 0.40% of the average daily net assets of that Fund. The combined investment advisory and administration fees for Senior Floating Rate II are greater than those paid by most funds, but are comparable to those paid by other continuously offered closed-end funds investing primarily in corporate loans. Under the Current Investment Advisory Agreement applicable to Strategic Dividend, MLAM receives a monthly fee for the provision of investment advisory and administrative services at the annual rate of 0.60% of the average daily net assets of Strategic Dividend. As compensation for FAM's investment advisory and administrative services to U.S. High Yield under the Current Investment Advisory Agreement applicable to that Fund, MLAM receives a monthly fee at the annual rate of 0.60% of the average daily net assets of U.S. High Yield.

      Pursuant to the Proposed Investment Advisory Agreements, FAM will receive a monthly fee for the provision of investment advisory and administrative services to the Master Funds that hold the assets of Senior Floating Rate II, Strategic Dividend and U.S. High Yield at an annual rate of 0.95%, 0.35% and 0.35% of the average daily net assets of the Master Funds that hold the assets of Senior Floating Rate II, Strategic Dividend and U.S. High Yield, respectively. As compensation for FAM's administrative services to Senior Floating Rate II, Strategic Dividend and U.S. High Yield under the Proposed Administration Agreements, FAM will receive a monthly fee for administrative services at an annual rate of 0.40%, 0.25% and 0.25% of the average daily net assets of Senior Floating Rate II, Strategic Dividend and U.S. High Yield, respectively.

      Certain information relating to the investment advisory fees, administration fees and sub-advisory fees payable by the Voting Funds under the Current Agreements and the proposed investment advisory fees and administration fees to be paid by the Voting Funds and the Master Funds, as applicable, under the Proposed Agreements is set forth below.

                                             Current Fees                                            Proposed Fees
                  --------------------------------------------------------------------- ----------------------------------------
                                                                             Total                                    Total
                  Investment                                               Investment   Investment                  Investment
                   Advisory                                               Advisory and   Advisory                  Advisory and
                   Fee as a  Aggregate     Administration                Administration  Fee as a  Administration Administration
                  Percentage Amount of        Fee as a      Aggregate       Fee as a    Percentage    Fee as a       Fee as a
                  of Average Investment    Percentage of    Amount of    Percentage of  of Average Percentage of  Percentage of
                  Daily Net   Advisory     Average Daily  Administration Average Daily  Daily Net  Average Daily  Average Daily
  Voting Fund       Assets      Fee+         Net Assets        Fee         Net Assets     Assets     Net Assets     Net Assets
  -----------     ---------- ----------    -------------- -------------- -------------- ---------- -------------- --------------
Senior Floating
 Rate II........     0.95%   $  625,622#        0.40%       $263,423#         1.35%        0.95%        0.40%          1.35%
Strategic
 Dividend.......     0.60%   $1,287,539##        N/A              N/A         0.60%        0.35%        0.25%          0.60%
U.S High Yield..     0.60%   $4,316,385###       N/A              N/A         0.60%        0.35%        0.25%          0.60%

--------

+ None of the Voting Funds paid any fees to MLAM U.K. under the Current Sub-
  Advisory Agreements for the fiscal period March 26, 1999 to August 31, 1999 (Senior Floating Rate II), the fiscal year ended July 31, 1999 (Strategic Dividend) and the fiscal year ended March 31, 2000 (U.S. High Yield).
# For the fiscal period March 26, 1999 (commencement of operations) to August
  31, 1999. MLAM voluntarily waived $600,717 of the aggregate investment advisory fee. MLAM also voluntarily reimbursed Senior Floating Rate II for additional expenses of $201,640.
## For the fiscal year ended July 31, 1999.
### For the fiscal year ended March 31, 2000.

The Boards' Considerations

      In their consideration of the Proposed Agreements, the Boards received information relating to, among other things, alternatives to the present agreements and the nature, quality and cost of the advisory and other services to be provided by FAM to the Voting Funds and the Master Funds under the Proposed Agreements. The non-interested Board Members also considered the quality and experience of the personnel who would provide investment advisory and administrative services to the Master Fund and the Voting Funds under the Proposed Agreements, representations made by FAM and MLAM that there will be no material adverse change in such services and the relative profitability of the present agreements to the Advisers. The non-interested Board Members were advised by their own counsel in connection with their review of the Proposed Agreements.

Payments to Affiliates of FAM and MLAM by the Voting Funds

      The Investment Adviser provides accounting services to each Voting Fund at its cost and each Voting Fund reimburses the Investment Adviser for these accounting services. After approval of the Proposed Agreements, FAM will provide or arrange for the provision of these services to each Master Fund and to each Voting Fund. Information relating to the amounts paid to the Investment Adviser by each Voting Fund for accounting services is set forth below for the most recently completed fiscal period of each Voting Fund.

                                                              Amount Paid to the
                                                            Investment Adviser for
      Voting Fund              For the Fiscal Period         Accounting Services
      -----------        ---------------------------------- ----------------------
Senior Floating Rate
 II..................... March 26, 1999+ to August 31, 1999        $ 28,048
Strategic Dividend...... August 1, 1998 to July 31, 1999           $ 65,898
U.S. High Yield......... April 1, 1999 to March 31, 2000           $209,423

--------

+ Commencement of operations.

      Financial Data Services, Inc. ("FDS"), an affiliate of FAM and MLAM, acts as the transfer agent for each Voting Fund pursuant to separate Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreements (collectively, the "Transfer Agency Agreements"). Pursuant to the Transfer Agency Agreements, FDS is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. After the approval of the Proposed Agreements, FDS will provide or arrange for the provision of these services to each Voting Fund. Information relating to the transfer agency fees paid by each Voting Fund is set forth below for its most recently completed fiscal period.

                                                                  Amount Paid
                                                                  to FDS for
                                                                Transfer Agency
Voting Fund                        For the Fiscal Period           Services
-----------                        ---------------------        ---------------
Senior Floating Rate II..... March 26, 1999+ to August 31, 1999    $ 21,329
Strategic Dividend.......... August 1, 1998 to July 31, 1999       $277,177
U.S. High Yield............. April 1, 1999 to March 31, 2000       $495,201

--------

+ Commencement of operations.

      Strategic Dividend and U.S. High Yield have adopted separate distribution plans for their Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (collectively, the "Distribution Plans"). The Distribution Plans provide for the payment of account maintenance fees and distribution fees by Strategic Dividend and U.S. High Yield to Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. (the "Distributor"), to compensate the Distributor and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") (pursuant to separate sub-agreements) for the performance of certain account maintenance, shareholder and distribution services. After approval of the Proposed Agreements, the Distributor and MLPF&S will continue to provide the above described services to Strategic Dividend and U.S. High Yield. Information relating to the fees paid to the Distributor and the amounts paid by the Distributor to MLPF&S by Strategic Dividend and U.S. High Yield pursuant to the Distribution Plans is set forth below for the most recently completed fiscal year of each such Fund.

                                                          Amount Paid
                                                         to Distributor    Amount Paid
                                                             Under      by Distributor to
                                                          Distribution  MLPF&S Pursuant to
Voting Fund                    For the Fiscal Year           Plans      Distribution Plans
-----------                    -------------------       -------------- ------------------
Strategic Dividend...... August 1, 1998 to July 31, 1999   $1,087,887       $1,087,887
U.S. High Yield......... April 1, 1999 to March 31, 2000   $5,007,524       $5,007,524

      Shareholders of Strategic Dividend and U.S. High Yield pay sales charges to the Distributor pursuant to an initial sales charge arrangement or a deferred sales charge arrangement. Shareholders of Senior Floating Rate II pay sales charges to the Distributor pursuant to a deferred sales charge arrangement. These sales charges provide for the financing of the distribution of the shares of each Voting Fund by the Distributor and MLPF&S, as a selected dealer. After approval of the Proposed Agreements, the Distributor and MLPF&S will continue to provide these distribution services to each Voting Fund. Information relating to the sales charges paid by shareholders of each Voting Fund to the Distributor and the amounts paid by the Distributor to MLPF&S pursuant to the initial sales charge arrangements and the deferred sales charge arrangements is set forth below for the most recently completed fiscal period of each Voting Fund.

                                                                                                 Amount of
                                                        Aggregate     Amount of     Amount of    Deferred       Amount of
                                                        Amount of   Initial Sales Initial Sales    Sales      Deferred Sales
                                                      Initial Sales    Charges       Charges      Charges      Charges Paid
                                For the                  Charges     Retained By     Paid to    Received By   by Distributor
Voting Fund                  Fiscal Period              Collected    Distributor     MLPF&S     Distributor     to MLPF&S
-----------                  -------------            ------------- ------------- ------------- -----------   --------------
Senior Floating
 Rate II.......... March 26, 1999+ to August 31, 1999       N/A*          N/A*          N/A*    $   30,210**          None
Strategic
 Dividend......... August 1, 1998 to July 31, 1999      $ 23,109       $ 1,568      $ 21,541    $  111,920      $  111,920
U.S. High Yield... April 1, 1999 to March 31, 2000      $148,143       $15,724      $132,419    $2,120,005      $2,120,005

--------
* With respect to Senior Floating Rate II, the Distributor compensates MLPF&S or other selected dealers at a rate of 1.00% of amounts purchased. In addition, the Distributor compensates MLPF&S or such dealers quarterly at an annual rate equal to 0.75% of the value of shares of Senior Floating Rate II that remain outstanding after one year from the date of their original purchase sold by MLPF&S or such dealers. The foregoing payments made by the Distributor are made from its own assets or the assets of an affiliate and are not an expense that is borne by Senior Floating Rate II. For the fiscal period March 26, 1999 (commencement of operations) to August 31, 1999, the Distributor paid $1,565,514 to MLPF&S pursuant to the above described payment arrangements.

** With respect to Senior Floating Rate II, an early withdrawal charge of 1.00% to recover distribution expenses incurred by the Distributor is charged against a shareholder's investment account and paid to the Distributor in connection with most Common Stock held for less than one year that is repurchased pursuant to a tender offer. The early withdrawal charge is imposed on those shares accepted for tender based on an amount equal to the lesser of the then current net asset value or the cost of the shares.

+  Commencement of operations.

      MLPF&S is an affiliated person, as defined in the Investment Company Act, of FAM and MLAM because MLPF&S, FAM and MLAM are under the common control of ML & Co. Information relating to the brokerage commissions paid by each Voting Fund, including commissions paid to MLPF&S, is set forth in the following table for the most recently completed fiscal period of each Voting Fund.

                                                                                    Percentage of
                                                                                      Aggregate
                                                             Aggregate   Brokerage    Brokerage
                                                             Brokerage  Commissions  Commissions
                                      For the               Commissions    Paid         Paid
Voting Fund                        Fiscal Period               Paid      to MLPF&S    to MLPF&S
-----------                        -------------            ----------- ----------- -------------
Senior Floating Rate
 II..................... March 26, 1999+ to August 31, 1999      None        None         --
Strategic Dividend...... August 1, 1998 to July 31, 1999     $114,279     $22,980       20.11%
U.S. High Yield......... April 1, 1999 to March 31, 2000     $  5,938     $ 5,938      100.00%

--------

+ Commencement of operations.

Information Relating to FAM, MLAM and MLAM U.K.

      FAM and MLAM are each organized as limited partnerships. The general partner of each of FAM and MLAM is Princeton Services, Inc. ("Princeton Services"). The limited partner of each of FAM and MLAM is ML & Co. Princeton Services is a wholly-owned subsidiary of Merrill Lynch Group, Inc. ("Merrill Lynch Group"). Merrill Lynch Group is a wholly-owned subsidiary of ML & Co. ML & Co. and Princeton Services control FAM and MLAM through their ownership of the voting securities of FAM and MLAM and their power to exercise a controlling influence over the management and policies of FAM and MLAM.

      MLAM U.K., a corporation organized under the laws of the United Kingdom, is an affiliate of FAM and MLAM. MLAM U.K. is a wholly-owned subsidiary of Merrill Lynch Europe Limited ("Merrill Lynch Europe"). Merrill Lynch Europe is a wholly-owned subsidiary of Merrill Lynch International Holdings, Inc. ("Merrill Lynch International Holdings"). Merrill Lynch International Holdings is a wholly-owned subsidiary of Merrill Lynch International Incorporated ("Merrill Lynch International"). Merrill Lynch International is a wholly-owned subsidiary of ML & Co. Merrill Lynch Europe, Merrill Lynch International Holdings, Merrill Lynch International and ML & Co. control MLAM U.K. through their power to exercise a controlling influence over the management and policies of MLAM U.K.

      Jeffrey M. Peek is the President of FAM and MLAM. Mr. Peek also serves as President and Director of Princeton Services and Executive Vice President of ML & Co. The address of Mr. Peek, FAM, MLAM and Princeton Services is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of ML & Co. and Merrill Lynch Group is 4 World Financial Center, New York, New York 10080.

      Terry K. Glenn is the Chairman and a Director of MLAM U.K. Mr. Glenn also serves as Executive Vice President of FAM and MLAM, Executive Vice President and Director of Princeton Services, President and Director of Princeton Funds Distributor, Inc. and President of Princeton Administrators, L.P. Nicholas C.D. Hall is a Director of MLAM U.K. Mr. Hall also serves as a Director of Mercury Asset Management and the Institutional Liquidity Fund plc and as General Counsel for Merrill Lynch Mercury Asset Management. James T. Stratford serves as an Alternate Director of MLAM U.K. Mr. Stratford also serves as a Director of Mercury Asset Management Group Ltd. and as Head of Compliance of Merrill Lynch Mercury Asset Management. Carol Ann Langham serves as an Alternate Director and Company Secretary for MLAM U.K. The address of MLAM U.K., Messrs. Hall and Stratford and Ms. Langham is 33 King William Street, London EC4R 9AS, England. The address of Mr. Glenn is P.O. Box 9011, Princeton, New Jersey 08543-9011.

      The name of each officer or director of the Voting Funds who is an officer, employee or director of FAM or MLAM or a former officer, employee or director of FAM or MLAM is set forth in Exhibit A to this Combined Proxy Statement.

Information Relating to Similar Funds

      FAM and MLAM are the investment advisers for other investment companies that have investment objectives that are similar to the investment objectives of certain of the Voting Funds (collectively, the "Similar Funds"). The following table provides certain information relating to each Similar Fund for its most recently completed fiscal period.

                                                                     Annual Rate of
                                                                       Investment
                                                      Net Assets as   Advisory or   Annual Rate of
                                                       of March 31,    Management   Administration
 Voting Fund                     Similar Fund              2000           Fee            Fee
 -----------                     ------------         -------------- -------------- --------------
 Senior Floating Rate II.. Merrill Lynch Senior
                           Floating Rate Fund, Inc.   $2,794,548,346    0.95%(a)         0.25%(a)
 Strategic Dividend....... Merrill Lynch
                           Disciplined Equity Fund,
                           Inc.                       $   83,785,380    0.65%(a)          N/A
                           Corporate High Yield
 U.S. High Yield.......... Fund, Inc.                 $  265,846,186    0.50%(b)          N/A
                           Corporate High Yield
 U.S. High Yield.......... Fund II, Inc.              $   94,094,027    0.50%(b)          N/A
                           Corporate High Yield
 U.S. High Yield.......... Fund III, Inc.             $  403,160,614    0.60%(b)          N/A
                           Debt Strategies Fund,
 U.S. High Yield.......... Inc.                       $  218,455,403    0.60%(b)          N/A
                           Debt Strategies Fund II,
 U.S. High Yield.......... Inc.                       $  525,531,532    0.60%(b)          N/A
                           Debt Strategies Fund
 U.S. High Yield.......... III, Inc.                  $  100,343,571    0.60%(b)          N/A
 U.S. High Yield.......... High Income Portfolio of
                           Merrill Lynch Corporate
                           Bond Fund, Inc.            $3,969,799,236    0.41%(c)          N/A

--------
(a) These Similar Funds pay a monthly fee at the applicable listed annual rate based on their respective average daily net assets.
(b) These Similar Funds pay a monthly fee at the applicable listed annual rate based on their respective average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.
(c) Merrill Lynch Corporate Bond Fund, Inc. ("Corporate Bond") is made up of three Portfolios--the High Income Portfolio, the Investment Grade Portfolio and the Intermediate Term Portfolio. Corporate Bond pays a monthly fee at annual rates that decrease as the total assets of Corporate Bond's three Portfolios increase above certain levels. The fee rates are applied to the average daily net assets of each Portfolio, with the reduced rates applicable to portions of the assets of each Portfolio to the extent that the aggregate of the average daily net assets of the three combined Portfolios exceeds $250 million, $500 million and $750 million. These annual fee rates range from 0.55% to 0.40% for the High Income Portfolio.

      The Boards of Senior Floating Rate II, Strategic Dividend and U.S. High Yield recommend that the respective shareholders of those Funds vote FOR the proposal to approve the proposed investment advisory and administration agreements.

                 ITEM 5: PROPOSAL TO AMEND THE INVESTMENT
        OBJECTIVE AND POLICIES OF MERRILL LYNCH STRATEGIC DIVIDEND FUND

      The current investment objective of Strategic Dividend is to seek long-term total return by investing primarily in a diversified portfolio of dividend-paying common stocks that yield more than the Standard & Poor's 500 Index ("S&P 500"). Consistent with this objective, Strategic Dividend currently seeks to invest at least 65% of its assets in individual stocks whose dividend yield exceeds the yield on the S&P 500.

      To permit Strategic Dividend more flexibility in pursuing its goals, the Investment Adviser has recommended, and the Board has approved, revising Strategic Dividend's investment objective (i) to permit it to purchase individual stocks without regard to whether their dividend yield exceeds that of the S&P 500, and (ii) to affirmatively state that in addition to the objective of long-term total return, Strategic Dividend's objective is also to seek current income. However, Strategic Dividend's investments will emphasize long-term total return more than current income. As revised, Strategic Dividend's investment objective would be "to seek long-term total return and current income." It will seek to achieve its objective by investing primarily in a portfolio of equity securities. The investment objective of Strategic Dividend is a fundamental policy that may be changed only by shareholder vote.

      In connection with these changes to Strategic Dividend's investment objective, the Board has adopted, subject to shareholder approval of this Item 5, a non-fundamental policy (i.e., one that can be changed without shareholder approval) that will require Strategic Dividend's portfolio, in the aggregate, to be structured in a manner designed to produce potential long-term capital appreciation as well as a net portfolio yield in excess of the average of mutual funds invested primarily in U.S. equities.

      In recent years, the percentage of dividend-paying common stocks that yield more than the S&P 500 have increasingly become concentrated in a few market sectors that have produced relatively poor total return compared with other market sectors. Moreover, a large number of common stocks that yield more than the S&P 500 are in industries undergoing fundamental changes that may threaten the ability of the issuers of these stocks to continue paying above-average dividends in the future. The Board believes that the flexibility to choose among a greater variety of stocks will enhance the Investment Adviser's ability to structure a portfolio that has greater potential to produce long-term capital appreciation while still maintaining a relatively high net portfolio yield.

      If this Item 5 is approved, Strategic Dividend will change its name to "Merrill Lynch Equity Income Fund". The proposed name change corresponds to the change in investment objective and policies as Strategic Dividend will no longer seek a "strategic" yield greater than the yield on the S&P 500, but rather will seek to purchase a portfolio of common stocks (equity) that in the aggregate will produce both long-term capital appreciation and income.

      If the proposed change to the investment objective and policies of Strategic Dividend is approved by its shareholders at the Meeting, Strategic Dividend's prospectus and statement of additional information will be revised, as appropriate, to reflect this change.

      The Board of Strategic Dividend recommends that the Fund's shareholders vote FOR the proposal to amend the Fund's investment objective and policies.

            ITEM 6: PROPOSAL TO AMEND THE INVESTMENT OBJECTIVE

                OF MERRILL LYNCH AMERICAS INCOME FUND, INC.

      The Board of Merrill Lynch Americas Income Fund, Inc. ("Americas Income") proposes that Americas Income amend its investment objective to the following:

            To seek high current income with a secondary objective of capital appreciation.

      The current investment objective of Americas Income is as follows:

            To seek a high level of current income by investing primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (North, South and Central America and the surrounding waters).

      The investment objective of Americas Income is a fundamental policy that may be changed only by shareholder vote.

      If shareholders of Americas Income approve the proposed amendment to its investment objective, Americas Income will become a worldwide emerging markets debt fund that seeks to achieve its investment objective by investing in debt obligations of issuers located in emerging market countries.

      If the amendment to its investment objective is approved, Americas Income will pursue the investment strategy described below. Americas Income will seek to achieve its revised investment objective by investing, under normal market conditions, at least 65% of its total assets in debt obligations of issuers in emerging market countries. Americas Income will consider emerging market countries to include those nations included in the Morgan Stanley Capital International Emerging Markets Free Index. Debt obligations will include fixed or floating rate bonds, notes, debentures, commercial paper, corporate loans, Brady Bonds, and other debt securities issued or guaranteed by governments, agencies, or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements. Debt obligations will also include convertible securities, which have characteristics of both debt and equity investments. Under normal circumstances, 65% of Americas Income's total assets are expected to be denominated in U.S. dollars, and Americas Income will not usually attempt to cushion the impact of foreign currency fluctuations on the dollar. Americas Income will be permitted to invest up to 40% of its assets in issuers domiciled in any one country.

      The strategy outlined above modifies certain of Americas Income's current investment policies. In particular, Americas Income would no longer be subject to the limitation that at least 80% of its assets be invested in debt securities denominated in a currency of a country located in the Western Hemisphere. Americas Income's current policies require the Fund to invest in at least three currencies and provide that Americas Income expects to maintain a minimum of 25% of its total assets in securities denominated in the U.S. dollar. Approval of the proposed new investment objective and policies would eliminate the currency requirements and increase Americas Income's minimum investment in U.S. dollar denominated securities to 65% of its total assets. In addition, Americas Income currently does not invest more than 10% of its assets in any country other than the United States, Canada, Mexico, Argentina, Brazil, Chile, Colombia, Ecuador, Panama, Peru and Venezuela. The new policies, however, will permit the Fund to invest up to 40% of its assets in issuers domiciled in any country. As a result, Americas Income may be more exposed to risks affecting issuers domiciled in a single country than an emerging markets debt fund that invests more widely.

      Other than as outlined above, the amendments to Americas Income's investment objective and policies will not materially change the manner in which the Fund is managed. The main risks of investing in Americas Income will not change substantially due to these amendments. In addition, the new policy of maintaining at least 65% of Americas Income's assets in U.S. dollar denominated securities should increase its exposure to the U.S. dollar and reduce the Fund's exposure to foreign currency risks. Fund management expects that the amendments to the investment objective and policies of Americas Income will provide greater flexibility in portfolio management by expanding the range of investments the Fund may make and the markets in which it may invest. These amendments are expected to provide Americas Income with greater flexibility to take advantage of and respond to market developments and trends throughout the world.

      If this Item 6 is approved, Americas Income will change its name to "Merrill Lynch Emerging Markets Debt Fund, Inc." The proposed name change corresponds to the change in investment objective and policies as Americas Income will no longer seek high current income by investing primarily in debt securities denominated in a currency of a country located in the Western Hemisphere, but rather will seek high current income by investing primarily in debt securities of issuers located in emerging market countries.

      If the shareholders of Americas Income approve this Item 6 but do not also approve Item 7 discussed below, Americas Income will not amend its investment objective as described in this Item 6.

      If the proposed amendment to the investment objective of Americas Income is approved by its shareholders at the Meeting, the prospectus and statement of additional information of Americas Income will be revised, as appropriate, to reflect this change.

      The Board of Americas Income recommends that the Fund's shareholders vote FOR the proposal to amend the Fund's investment objective.

      ITEM 7: PROPOSAL TO AMEND AN INVESTMENT POLICY OF MERRILL LYNCH

                        AMERICAS INCOME FUND, INC.

      The Board of Americas Income proposes that Americas Income amend a fundamental investment policy to provide that Americas Income will no longer concentrate in the financial services industry. Consequently, Americas Income will no longer invest more than 25% of its total assets in the securities of issuers in the financial services sector. The Board of Americas Income also proposes to amend the same fundamental investment policy to delete the reference to investing more than 25% of Americas Income's total assets in the securities of Western Hemisphere governmental entities and replace it with the more conventional reference to the U.S. Government and its agencies and instrumentalities. The proposed investment restriction relating to concentration will read as follows:

            The Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

      This investment policy of Americas Income is a fundamental policy that may be changed only by shareholder vote.

      The main risks of investing in Americas Income will not change substantially due to this amendment, except that by eliminating the requirement that Americas Income invest more than 25% of the its total assets in the financial services sector, Americas Income will be less exposed to the risks associated with concentrating in that sector. Also, by eliminating the ability of Americas Income to invest more than 25% of its total assets in Western Hemisphere governmental entities, Americas Income will be less exposed to the risks associated with concentrating in these governmental entities.

      These changes to Americas Income's concentration policy are consistent with the proposed change in Americas Income's investment objective and policies discussed in Item 6 above. When Americas Income originally commenced operations in 1993, issuers in the financial services industry constituted a substantial portion of the available investments in the countries in which Americas Income primarily invested. Consequently, a policy of concentrating in the financial services sector was desirable at that time. As a result of the proposed change in the investment objective and policies of Americas Income discussed in Item 6 above and developments in global debt markets, the current concentration policy of Americas Income relating to the financial services sector and Western Hemisphere governmental entities is no longer necessary or desirable.

      If the proposed amendment to the investment policy of Americas Income is approved by its shareholders at the Meeting, the prospectus and statement of additional information of Americas Income will be revised, as appropriate, to reflect this change.

      The Board of Americas Income recommends that the Fund's shareholders vote FOR the proposal to amend an investment policy of the Fund.

              ITEM 8: PROPOSAL TO AMEND AN INVESTMENT POLICY
                     OF MERRILL LYNCH HEALTHCARE FUND, INC.

      The Board of Merrill Lynch Healthcare Fund, Inc. ("Healthcare") proposes that Healthcare adopt a fundamental investment policy to provide that Healthcare will concentrate in the pharmaceutical industry. Consequently, Healthcare will invest at least 25% of its assets in the pharmaceutical industry. As a result, it is also proposed that Healthcare's investment restriction relating to concentration will be revised to read as follows:

            The Fund will not invest more than 25% of its assets, taken at market value at the time of purchase, in the securities of issuers in any particular industry (excluding issuers in the pharmaceutical industry and the U.S. Government and its agencies and instrumentalities) [added language shown in boldface type].


      This investment policy of Healthcare will be a fundamental policy that may be changed only by shareholder vote.

      Other than as described below, the change in investment policy will not materially change the manner in which Healthcare is managed.

      Healthcare invests at least 65% of its total assets in healthcare companies under normal conditions. Within the healthcare sector, the Fund's greatest weighting is and will continue to be in pharmaceuticals. Until recently, Healthcare has sought to identify discrete industries operating within the pharmaceuticals sector. As a result of industrywide consolidations, however, companies that were once focused in a particular area are becoming more generalized. Since it is becoming harder to distinguish between different types of companies in the general pharmaceutical area, Fund management believes it is more appropriate to treat the entire pharmaceutical area as one industry. Healthcare will consider the pharmaceutical industry to be comprised of companies whose primary business is involved in the research, development, manufacturing and/or marketing of prescription drugs or ethically promoted over-the-counter products.

      Other than the risks associated with potentially greater exposure to the pharmaceutical industry, the principal risks of investing in Healthcare will not be changed substantially by this change in investment policy. By concentrating in one industry, Healthcare will be affected by share price movements of companies in that industry more than a more broadly diversified mutual fund and is subject to the risk that it will perform poorly during a downturn in that industry. While rapid changes in pharmaceuticals present attractive opportunities for investment in companies in this field, such companies may face the risk that their products or services may prove to be commercially unsuccessful or may be rendered obsolete by further scientific and technological developments. If Healthcare has invested in companies whose products are commercially unsuccessful or are rendered obsolete, the value of Healthcare's investment may decrease substantially. In addition, many of these companies may offer products or services that are subject to governmental regulation and may, therefore, be affected adversely by actual or anticipated governmental policies.

      If the proposed investment policy for Healthcare is approved by its shareholders at the Meeting, the prospectus and statement of additional information of Healthcare will be revised, as appropriate, to reflect this change.

      The Board of Healthcare recommends that the Fund's shareholders vote FOR the proposal to amend an investment policy of the Fund.

      ITEM 9: PROPOSAL TO AMEND THE INVESTMENT OBJECTIVE AND POLICIES OF MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

      The Board of Merrill Lynch Developing Capital Markets Fund, Inc. ("Developing Capital Markets") proposes that Developing Capital Markets change its investment objective by deleting the reference to "smaller capital markets" and by providing that Developing Capital Markets will seek to achieve its objective through a policy of investing primarily in issuers located in developing capital markets. The proposed investment objective and policies will read as follows:

            The investment objective of Developing Capital Markets is to seek long term capital appreciation. Developing Capital Markets will seek to achieve its objective by investing in securities, principally equities, of issuers in countries having developing capital markets. The term "developing capital markets" is defined to mean those countries included within the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

      The current investment objective of Developing Capital Markets is as follows:

            To seek long term capital appreciation by investing in securities, principally equities of issuers in countries having smaller capital markets. The term "smaller capital markets" is defined as all markets other than the four largest in equity capitalization.

      The investment objective of Developing Capital Markets is a fundamental policy that may be changed only by shareholder vote. The policy of investing in issuers located in developing capital markets will be a non-fundamental policy that can be changed by the Board of Developing Capital Markets.

      Other than as described below, the change in investment objective and policies will not materially change the manner in which Developing Capital Markets is managed.

      The current definition of "smaller capital markets" effectively means that the current investment universe of Developing Capital Markets includes all countries except the United States, the United Kingdom, Germany and Japan, which collectively are the four largest markets in terms of equity capitalization. Fund management has determined that the investment universe of Developing Capital Markets should be more narrowly defined to reflect those markets that are truly emerging, as opposed to those that, although not among the four largest, are well developed. The change in investment objective and policies from investment in "smaller capital markets" to investment in "developing capital markets" will align Developing Capital Markets' investment objective and policies with its benchmark index, the MSCI Emerging Markets Free Index. The amended investment objective and policies are not expected to result in a substantial change in the actual portfolio management of Developing Capital Markets and will better reflect its actual portfolio holdings.

      The main risks of investing in Developing Capital Markets will not be changed substantially by this change in investment objective and policies.

      If the proposed amendment to the investment objective and policies of Developing Capital Markets is approved by its shareholders at the Meeting, the prospectus and statement of additional information of Developing Capital Markets will be revised, as appropriate, to reflect this change.

      The Board of Developing Capital Markets recommends that the Fund's shareholders vote FOR the proposal to amend the Fund's investment objective and policies.

                             ADDITIONAL INFORMATION

      The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and Combined Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of the shares of the Funds.

      For the Funds listed below, a quorum consists of a majority of the shares entitled to vote at the meetings, present in person or by proxy.

    .  Mercury Global Holdings, Inc.

    .  Merrill Lynch Corporate Bond Fund, Inc.

    .  Merrill Lynch Developing Capital Markets Fund, Inc.

    .  Merrill Lynch Global Allocation Fund, Inc.

    .  Merrill Lynch Global Utility Fund, Inc.

    .  Merrill Lynch Healthcare Fund, Inc.

    .  Merrill Lynch High Income Municipal Bond Fund, Inc.

    .  Merrill Lynch Latin America Fund, Inc.

    .  Merrill Lynch Municipal Bond Fund, Inc.

    .  Merrill Lynch Municipal Strategy Fund, Inc.

    .  Merrill Lynch Pacific Fund, Inc.

    .  Merrill Lynch Senior Floating Rate Fund, Inc.

    .  Merrill Lynch Short-Term Global Income Fund, Inc.

      For the Funds listed below, a quorum consists of one-third of the shares entitled to vote at the meetings, present in person or by proxy.

    .  Global Financial Services Master Trust

    .  Master Internet Strategies Trust

    .  Mercury Internet Strategies Fund, Inc.

    .  Merrill Lynch Americas Income Fund, Inc.

    .  Merrill Lynch Dragon Fund, Inc.

    .  Merrill Lynch EuroFund

    .  Merrill Lynch Global Bond Fund for Investment and Retirement

    .  Merrill Lynch Global Financial Services Fund, Inc.

    .  Merrill Lynch Global SmallCap Fund, Inc.

    .  Merrill Lynch Global Technology Fund, Inc.

    .  Merrill Lynch Global Value Fund, Inc.

    .  Merrill Lynch International Equity Fund

    .  Merrill Lynch Internet Strategies Fund, Inc.

    . Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust

    .  Merrill Lynch Senior Floating Rate Fund II, Inc.

    .  Merrill Lynch Strategic Dividend Fund

    .  Merrill Lynch U.S. High Yield Fund, Inc.

    .  The Corporate Fund Accumulation Program, Inc.

    .  The Municipal Fund Accumulation Program, Inc.

      If, by the time scheduled for the Meetings, a quorum of the shareholders is not present or if a quorum is present but sufficient votes to act upon the proposals are not received from the shareholders, the persons named as proxies may propose one or more adjournments of the Meetings to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned.

The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the best interests of the Fund's shareholders.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings or any adjournment thereof in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted:

     1)"FOR" the election of the Fund's Board Member nominees;

                The shareholders of the Internet Funds and Global Financial will also vote in connection with the election of the Board Members of the Internet Trust and the Global Financial Trust, respectively.

     2)"FOR" the ratification of the selection of Deloitte & Touche LLP, as independent auditors;

                The shareholders of the Internet Funds and Global Financial will also vote in connection with the ratification of the selection of the independent auditors of the Internet Trust and the Global Financial Trust, respectively.

     With respect to proxies submitted by the shareholders of all of the Funds except the Internet Funds, the Internet Trust, Global Financial and the Global Financial Trust:

     3)"FOR" the approval of a charter amendment permitting the Board to reorganize the Fund into a master/feeder structure;

     With respect to Proposals 4, 5, 6, 7, 8 and 9, proxies submitted by the shareholders of the Fund or Funds named in the proposal:

     4)"FOR" the approval of the Proposed Investment Advisory and Administration Agreements for Merrill Lynch Senior Floating Rate Fund II, Inc., Merrill Lynch Strategic Dividend Fund and Merrill Lynch U.S. High Yield Fund, Inc.;

     5)"FOR" the proposal to amend the investment objective and policies of Merrill Lynch Strategic Dividend Fund;

     6)"FOR" the proposal to amend the investment objective of Merrill Lynch Americas Income Fund, Inc.;

     7)"FOR" the proposal to amend an investment policy of Merrill Lynch Americas Income Fund, Inc.;

     8)"FOR" the proposal to amend an investment policy of Merrill Lynch Healthcare Fund, Inc.; and

     9)"FOR" the proposal to amend the investment objective and policies of Merrill Lynch Developing Capital Markets Fund, Inc.

      The shareholders solicited and entitled to vote on Items 1, 2 and 3 are outlined in the following chart. With respect to Items 1, 2 and 3, assuming a quorum is present, approval of Items 1, 2 and 3 will require the affirmative vote of shareholders holding the percentage of shares indicated in the chart below. For purposes of Item 1, a "plurality of the votes" means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

                                         Item 1.                          Item 2.                  Item 3.
                          ----------------------------------------------------------------------------------------
                                                                                                 Approval of
                                                                                                  a Charter
                                                                                                 Amendment to
                                                                                                  Permit the
                          Election of                                 Ratification of         Reorganization of
                             AMPS                                       Selection of           the Fund into a
                             Board           Election of                Independent             Master/ Feeder
          Fund              Members         Board Members                 Auditors                Structure
------------------------------------------------------------------------------------------------------------------
Global Financial          Not Voting  Affirmative vote of a      Affirmative vote of a      Not Voting
 Services Master Trust..              majority of the shares     majority of the shares
                                      represented at the Meeting represented at the Meeting
------------------------------------------------------------------------------------------------------------------
Master Internet           Not Voting  Affirmative vote of a      Affirmative vote of a      Not Voting
 Strategies Trust.......              majority of the shares     majority of the shares
                                      represented at the Meeting represented at the Meeting
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Mercury Global Holdings,  Not Voting  Affirmative vote of a      Affirmative vote of a      Affirmative vote
 Inc....................              majority of votes cast     majority of votes cast     of two-thirds of votes
                                                                                            entitled to be cast
Mercury Internet          Not Voting  Affirmative vote of a      Affirmative vote of a      Not Voting
 Strategies Fund, Inc...              plurality of votes cast    majority of votes cast
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Merrill Lynch Americas    Not Voting  Affirmative vote of a      Affirmative vote of a      Affirmative vote of
 Income Fund, Inc.......              plurality of votes cast    majority of votes cast     a majority of votes
                                                                                            entitled to be cast
------------------------------------------------------------------------------------------------------------------
Merrill Lynch Corporate   Not Voting  Affirmative vote of a      Affirmative vote of a      Affirmative vote of
 Bond Fund, Inc.........              plurality of votes cast    majority of votes cast     two-thirds of votes
                                                                                            entitled to be cast
------------------------------------------------------------------------------------------------------------------
Merrill Lynch Developing
 Capital                  Not Voting  Affirmative vote of a      Affirmative vote of a      Affirmative vote of
 Markets Fund, Inc......              majority of votes cast     majority of votes cast     a majority of votes
                                                                                            entitled to be cast
------------------------------------------------------------------------------------------------------------------
Merrill Lynch Dragon      Not Voting  Affirmative vote of a      Affirmative vote of a      Affirmative vote of
 Fund, Inc..............              plurality of votes cast    majority of votes cast     a majority of votes
                                                                                            entitled to be cast
------------------------------------------------------------------------------------------------------------------
Merrill Lynch EuroFund..  Not Voting  Affirmative vote of a      Affirmative vote of a      Affirmative vote of
                                      majority of the shares     majority of the shares     two-thirds of votes
                                      represented at the Meeting represented at the Meeting entitled to be cast
------------------------------------------------------------------------------------------------------------------
Merrill Lynch Global
 Allocation Fund, Inc...  Not Voting  Affirmative vote of a      Affirmative vote of a      Affirmative vote of
                                      majority of votes cast     majority of votes cast     a majority of votes
                                                                                            entitled to be cast
------------------------------------------------------------------------------------------------------------------
Merrill Lynch Global
 Bond Fund for            Not Voting  Affirmative vote of a      Affirmative vote of a      Affirmative vote of
 Investment and                       majority of the shares     majority of the shares     two-thirds of votes
 Retirement.............              represented at the Meeting represented at the Meeting entitled to be cast
Merrill Lynch Global
 Financial Services       Not Voting  Affirmative vote of a      Affirmative vote of a      Not Voting
 Fund, Inc..............              plurality of votes cast    majority of votes cast

                                   Item 1.              Item 2.            Item 3.
                           --------------------------------------------------------------
                                                                         Approval of
                                                                          a Charter
                                                                        Amendment to
                                                      Ratification       Permit the
                          Election of                      of         Reorganization of
                             AMPS      Election of    Selection of     the Fund into a
                             Board        Board       Independent      Master/ Feeder
          Fund              Members      Members        Auditors          Structure
-----------------------------------------------------------------------------------------
Merrill Lynch Global      Not Voting  Affirmative    Affirmative
 SmallCap Fund, Inc.....              vote of a      vote of a      Affirmative vote of
                                      plurality of   majority of    a majority of votes
                                      votes cast     votes cast     entitled to be cast
-----------------------------------------------------------------------------------------
Merrill Lynch Global      Not Voting  Affirmative    Affirmative
 Technology Fund, Inc...              vote of a      vote of a      Affirmative vote of
                                      plurality of   majority of    a majority of votes
                                      votes cast     votes cast     entitled to be cast
-----------------------------------------------------------------------------------------
Merrill Lynch Global      Not Voting  Affirmative    Affirmative
 Utility Fund, Inc......              vote of a      vote of a      Affirmative vote of
                                      majority of    majority of    a majority of votes
                                      votes cast     votes cast     entitled to be cast
-----------------------------------------------------------------------------------------
Merrill Lynch Global      Not Voting  Affirmative    Affirmative
 Value Fund, Inc........              vote of a      vote of a      Affirmative vote of
                                      plurality of   majority of    a majority of votes
                                      votes cast     votes cast     entitled to be cast
-----------------------------------------------------------------------------------------
Merrill Lynch Healthcare  Not Voting  Affirmative    Affirmative
 Fund, Inc..............              vote of a      vote of a      Affirmative vote of
                                      majority of    majority of    two-thirds of votes
                                      votes cast     votes cast     entitled to be cast
-----------------------------------------------------------------------------------------
Merrill Lynch High
 Income Municipal         Not Voting  Affirmative    Affirmative
 Bond Fund, Inc.........              vote of a      vote of a      Affirmative vote of
                                      majority of    majority of    a majority of votes
                                      votes cast     votes cast     entitled to be cast
-----------------------------------------------------------------------------------------
Merrill Lynch             Not Voting  Affirmative    Affirmative
 International Equity                 vote of a      vote of a
 Fund...................              majority of    majority of
                                      the shares     the shares     Affirmative vote of
                                      represented at represented at a majority of votes
                                      the Meeting    the Meeting    entitled to be cast
-----------------------------------------------------------------------------------------
Merrill Lynch Internet    Not Voting  Affirmative    Affirmative    Not Voting
 Strategies Fund, Inc...              vote of a      vote of a
                                      plurality of   majority of
                                      votes cast     votes cast
-----------------------------------------------------------------------------------------
Merrill Lynch Latin       Not Voting  Affirmative    Affirmative    Affirmative vote of a
 America Fund, Inc......              vote of a      vote of a      majority of votes
                                      majority of    majority of    entitled to be cast
                                      votes cast     votes cast
-----------------------------------------------------------------------------------------
Merrill Lynch Municipal   Not Voting  Affirmative    Affirmative    Affirmative vote of
 Bond Fund, Inc.........              vote of a      vote of a      two-thirds of votes
                                      plurality of   majority of    entitled to be cast
                                      votes cast     votes cast
-----------------------------------------------------------------------------------------
Merrill Lynch Municipal
 Intermediate
 Term Fund of Merrill     Not Voting  Affirmative    Affirmative    Affirmative vote of
 Lynch Municipal                      vote of a      vote of a      two-thirds of votes
 Series Trust...........              majority of    majority of    entitled to be cast
                                      the shares     the shares
                                      represented at represented at
                                      the            the
                                      Meeting        Meeting

                                           Item 1.                         Item 2.                  Item 3.
                         ------------------------------------------------------------------------------------------
                                                                                                  Approval of
                                                                                                   a Charter
                                                                                                  Amendment to
                                                                                                   Permit the
                             Election of                               Ratification of         Reorganization of
                                AMPS                                     Selection of           the Fund into a
                                Board          Election of Board         Independent             Master/ Feeder
          Fund                 Members              Members                Auditors                Structure
---------------------------------------------------------------------------------------------------------------------
Merrill Lynch Municipal
 Strategy Fund, Inc.....  Affirmative vote  Affirmative vote of a   Affirmative vote of a  Affirmative vote of a
                          of a plurality of plurality of votes cast majority of votes cast majority of votes
                          votes cast by the by the holders of                              entitled to be cast
                          holders of AMPS   Common Stock and
                                            AMPS
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pacific     Not Voting        Affirmative vote of a   Affirmative vote of a  Affirmative vote of
 Fund, Inc..............                    majority of votes cast  majority of votes cast two-thirds of votes entitled to be cast
---------------------------------------------------------------------------------------------------------------------
Merrill Lynch Senior
 Floating Rate            Not Voting        Affirmative vote of a   Affirmative vote of a  Affirmative vote of a
 Fund, Inc..............                    majority of votes cast  majority of votes cast majority of votes entitled to be cast
---------------------------------------------------------------------------------------------------------------------
Merrill Lynch Senior
 Floating Rate            Not Voting        Affirmative vote of a   Affirmative vote of a  Affirmative vote of a
 Fund II, Inc...........                    plurality of votes cast majority of votes cast majority of votes entitled to be cast
---------------------------------------------------------------------------------------------------------------------
Merrill Lynch Short-Term
 Global Income            Not Voting        Affirmative vote of a   Affirmative vote of a  Affirmative vote of a
 Fund, Inc..............                    majority of votes cast  majority of votes cast majority of votes entitled to be cast
Merrill Lynch Strategic   Not Voting        Affirmative vote of a   Affirmative vote of a  Affirmative vote of
 Dividend Fund..........                    majority of the shares  majority of the shares two-thirds of votes
                                            represented at the      represented at the     entitled to be cast
                                            Meeting                 Meeting
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Merrill Lynch U.S. High
 Yield Fund, Inc.
 (formerly Merrill Lynch  Not Voting        Affirmative vote of a   Affirmative vote of a  Affirmative vote of a
 Corporate High Yield                       plurality of votes cast majority of votes cast majority of votes
 Fund, Inc.)............                                                                   entitled to be cast
---------------------------------------------------------------------------------------------------------------------
The Corporate Fund
 Accumulation             Not Voting        Affirmative vote of a   Affirmative vote of a  Affirmative vote of a
 Program, Inc...........                    plurality of votes cast majority of votes cast majority of votes entitled to be cast
The Municipal Fund
 Accumulation             Not Voting        Affirmative vote of a   Affirmative vote of a  Affirmative vote of a
 Program, Inc...........                    plurality of votes cast majority of votes cast majority of votes entitled to be cast

      Only the shareholders of Senior Floating Rate II, Strategic Dividend and U.S. High Yield are entitled to vote on Item 4. Only the shareholders of Strategic Dividend, Americas Income, Americas Income, Healthcare and Developing Capital Markets are entitled to vote on Items 5, 6, 7, 8 and 9, respectively. With respect to Items 4, 5, 6, 7, 8 and 9, assuming a quorum is present at the Meeting of the applicable Fund's shareholders, approval of each such Item by each such Fund will require the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting at which more than 50% of the applicable Fund's outstanding shares are represented or (ii) more than 50% of the applicable Fund's outstanding shares.

      In order to obtain the necessary quorum at the Meetings, supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers of the Funds. The Funds have retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to aid in the solicitation of proxies, at an aggregate cost to be allocated among the Funds of approximately $250,000, plus out-of-pocket expenses.

      Broker-dealer firms, including MLPF&S, holding shares of each Fund in "street name" for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board Members (Item 1), the ratification of the selection of independent auditors (Item 2), the proposed charter amendment (Item 3), the proposed advisory and administration agreements (Item 4), if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority without instructions with respect to Items 5, 6, 7, 8 and 9. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. MLPF&S has advised each Fund that it intends to vote shares held in its name for which no instructions have been received except as limited by agreement or applicable law, on Item 1, Item 2, Item 3 and Item 4 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 and Item 2 (for Maryland corporations). Abstentions and broker non-votes will have the same effect as a vote against Items 3, 4, 6, 7, 8 and 9 (for Maryland corporations), Items 1, 2, 3, 4 and 5 (for Massachusetts business trusts) and Items 1 and 2 (for Delaware business trusts).

      Certain Funds are organized as Massachusetts business trusts* and will be referred to in this paragraph individually as a "trust" and collectively as the "trusts." As described in more detail below, shareholders of a trust may have statutory appraisal rights for their shares if Item 3 is approved by the trust's shareholders at the applicable Meeting and the trust reorganizes into a master/feeder structure. In order for a shareholder of such a trust to exercise his or her statutory appraisal rights, the shareholder must: (1) file with the trust before the taking of the vote on Item 3 at the applicable Meeting a written objection to the proposed master/feeder reorganization stating that he or she intends to demand payment for his or her shares if the master/feeder reorganization takes place, (2) not vote in favor of Item 3 at the applicable Meeting and (3) demand payment for his or her shares and an appraisal of the value thereof in writing from the trust within twenty days after the date of mailing to the shareholder of notice from the trust that the master/feeder reorganization has become effective.

      Any trust effecting a reorganization and any such shareholders shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98 inclusive, of chapter 156B of the General Laws of Massachusetts. In the event that any shareholder elects to exercise his or her statutory right of appraisal under Massachusetts law, it is the present intention of each trust to petition a court of competent jurisdiction to determine whether such right of appraisal has been superseded by the provisions of Rule 22c-1 under the Investment Company Act, which generally requires mutual funds to redeem their shares at prices based upon the then current net asset value of such shares.

--------

* Merrill Lynch EuroFund

  Merrill Lynch Global Bond Fund for Investment and Retirement

  Merrill Lynch International Equity Fund

  Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust

  Merrill Lynch Strategic Dividend Fund

Address of Investment Adviser

      The principal office of each Fund's Investment Adviser is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

      Each Fund will furnish, without charge, a copy of its annual report for the Fund's last fiscal year and a copy of its most recent semi-annual report to any shareholder upon request. Such requests should be directed to the attention of the Secretary of the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, or to 1-800-456-4587 ext. 123.

      The charters of the Funds do not require that the Funds hold annual meetings of shareholders. Each Fund will be required, however, to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Fund. Each Fund also would be required to hold a special shareholders' meeting to elect new Board Members at such time as less than a majority of the Board Members holding office have been elected by shareholders. The charter or by-laws provide that a shareholders' meeting may be called at the request of a majority of the Board Members or of 10% of the outstanding shares of Global Financial Services Master Trust, Master Internet Strategies Trust, Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Internet Strategies Fund, Inc., Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust, Merrill Lynch Senior Floating Rate Fund, Inc., Merrill Lynch Senior Floating Rate Fund II, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch U.S. High Yield Fund, Inc., The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. or 25% of the outstanding shares of Mercury Global Holdings, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Pacific Fund, Inc. and Merrill Lynch Short-Term Global Income Fund, Inc. entitled to vote at such meeting.

Shareholder Proposals

      A stockholder proposal intended to be presented at any subsequent meetings of stockholders of the Funds must be received by that Fund in a reasonable time before the Board's solicitation relating to such meeting is to be made in order to be considered in that Fund's proxy statement and form of proxy relating to such meeting.

                                 By Order of the Boards of Directors

                                 Global Financial Services Master Trust

                                 Master Internet Strategies Trust
                                 Mercury Global Holdings, Inc.
                                 Mercury Internet Strategies Fund, Inc.
                                 Merrill Lynch Americas Income Fund, Inc.
                                 Merrill Lynch Corporate Bond Fund, Inc.
                                 Merrill Lynch Developing Capital Markets
                                 Fund, Inc.
                                 Merrill Lynch Dragon Fund, Inc.
                                 Merrill Lynch EuroFund
                                 Merrill Lynch Global Allocation Fund, Inc.
                                 Merrill Lynch Global Bond Fund for Investment and Retirement
                                 Merrill Lynch Global Financial Services Fund, Inc.
                                 Merrill Lynch Global SmallCap Fund, Inc.
                                 Merrill Lynch Global Technology Fund, Inc.
                                 Merrill Lynch Global Utility Fund, Inc.
                                 Merrill Lynch Global Value Fund, Inc.
                                 Merrill Lynch Healthcare Fund, Inc.
                                 Merrill Lynch High Income Municipal Bond
                                 Merrill Lynch International Equity Fund
                                 Merrill Lynch Internet Strategies Fund, Inc.
                                 Merrill Lynch Latin America Fund, Inc.
                                 Merrill Lynch Municipal Bond Fund, Inc.
                                 Merrill Lynch Municipal Intermediate Term
                                  Fund ofMerrill Lynch Municipal Series Trust
                                 Merrill Lynch Municipal Strategy Fund, Inc.
                                 Merrill Lynch Pacific Fund, Inc.
                                 Merrill Lynch Senior Floating Rate Fund, Inc. Merrill Lynch Senior Floating Rate Fund II, Inc.
                                 Merrill Lynch Short-Term Global Income Fund,
                                 Inc.
                                 Merrill Lynch Strategic Dividend Fund
                                 Merrill Lynch U.S. High Yield Fund, Inc.
                                 The Corporate Fund Accumulation Program, Inc. The Municipal Fund Accumulation Program, Inc.

Dated: May 26, 2000

                                                                       EXHIBIT A

                      INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

                                    Defined Term  Fiscal
                                    Used in this   Year    State of    Meeting
Fund                                  Exhibit A    End   Organization   Time
----                                ------------- ------ ------------ ---------
Global Financial Services Master
 Trust............................  Mst Gl Fin     9/30       DE       9:00a.m.
Master Internet Strategies Trust..  Mst Inter Tst  1/31       DE       9:15a.m.
Mercury Global Holdings, Inc......  Mer Gl Hold   11/30       MD       9:30a.m.
Mercury Internet Strategies Fund,
 Inc..............................  Internet       1/31       MD       9:45a.m.
Merrill Lynch Americas Income
 Fund, Inc........................  Am Inc        12/31       MD      10:00a.m.
Merrill Lynch Corporate Bond Fund,
 Inc..............................  Corp Bond      9/30       MD      10:15a.m.
Merrill Lynch Developing Capital
 Markets Fund, Inc................  Dev Cap        6/30       MD      10:30a.m.
Merrill Lynch Dragon Fund, Inc....  Dragon        12/31       MD      10:45a.m.
Merrill Lynch EuroFund............  Euro          10/31       MA      11:00a.m.
Merrill Lynch Global Allocation
 Fund, Inc........................  Gl Al         10/31       MD      11:15a.m.
Merrill Lynch Global Bond Fund for
 Investment and Retirement........  Gl Bond       10/31       MA      11:45a.m.
Merrill Lynch Global Financial
 Services Fund, Inc...............  Gl Fin         9/30       MD      12:00p.m.
Merrill Lynch Global SmallCap
 Fund, Inc........................  Gl Small       6/30       MD      12:15p.m.
Merrill Lynch Global Technology
 Fund, Inc........................  Gl Tech        3/31       MD      12:30p.m.
Merrill Lynch Global Utility Fund,
 Inc..............................  Gl Utility    11/30       MD      12:45p.m.
Merrill Lynch Global Value Fund,
 Inc. ............................  Gl Val        12/31       MD       1:00p.m.
Merrill Lynch Healthcare Fund,
 Inc..............................  Healthcare     4/30       MD       1:15p.m.
Merrill Lynch High Income
 Municipal Bond Fund..............  High Income    8/31       MA       1:30p.m.
Merrill Lynch International Equity
 Fund.............................  Int'l Eq       5/31       MA       1:45p.m.
Merrill Lynch Internet Strategies
 Fund, Inc........................  ML Internet    1/31       MD       2:00p.m.
Merrill Lynch Latin America Fund,
 Inc..............................  Latin         11/30       MD       2:15p.m.
Merrill Lynch Municipal Bond Fund,
 Inc..............................  Muni Bond     12/31       MD       2:30p.m.
Merrill Lynch Municipal
 Intermediate Term Fund of Merrill
 Lynch Municipal Series Trust.....  Muni Interm   10/31       MA       2:45p.m.
Merrill Lynch Municipal Strategy
 Fund, Inc........................  Muni Strat    10/31       MD       3:00p.m.
Merrill Lynch Pacific Fund, Inc...  Pacific       12/31       MD       3:15p.m.
Merrill Lynch Senior Floating Rate
 Fund, Inc........................  Sr Float       8/31       MD       3:30p.m.
Merrill Lynch Senior Floating Rate
 Fund II, Inc.....................  Sr Float II    8/31       MD       3:45p.m.
Merrill Lynch Short-Term Global
 Income Fund, Inc.................  Short Gl Inc  12/31       MD       4:00p.m.
Merrill Lynch Strategic Dividend
 Fund.............................  Strat Div      7/31       MA       4:15p.m.
Merrill Lynch U.S. High Yield
 Fund, Inc. (formerly Merrill
 Lynch Corporate High Yield Fund,
 Inc.)............................  U.S. Hi Yield 12/31       MD       4:30p.m.
The Corporate Fund Investment
 Accumulation Program, Inc........  Corp Acc      12/31       MD       4:45p.m.
The Municipal Fund Investment
 Accumulation Program, Inc........  Muni Acc      12/31       MD       5:00p.m.

                                                                 Common Stock
                                                               Outstanding as of
Fund                                                            the Record Date
----                                                           -----------------
Mst Gl Fin....................................................      6,709,758
Mst Inter Tst.................................................    118,930,716
Mer Gl Hold...................................................     21,510,345
Internet......................................................         10,030
Am Inc........................................................      4,668,221
Corp Bond.....................................................    746,051,647
Dev Cap.......................................................     14,824,756
Dragon........................................................     30,972,687
Euro..........................................................    102,688,647
Gl Al.........................................................    497,908,532
Gl Bond.......................................................     12,058,282
Gl Fin........................................................      6,698,824
Gl Small......................................................      8,935,728
Gl Tech.......................................................    139,625,292
Gl Utility....................................................     17,684,972
Gl Val........................................................    172,191,256
Healthcare....................................................     96,708,218
High Income...................................................     17,622,314
Int'l Eq......................................................     24,065,977
ML Internet...................................................    118,664,471
Latin.........................................................     16,165,559
Muni Bond.....................................................    332,029,819
Muni Interm...................................................     14,438,028
Muni Strat*...................................................     10,744,585
Pacific.......................................................     66,759,808
Sr Float......................................................    272,152,639
Sr Float II...................................................     41,751,834
Short Gl Inc..................................................     10,701,664
Strat Div.....................................................     13,576,917
U.S. High Yield...............................................     75,586,079
Corp Acc......................................................      4,546,154
Muni Acc......................................................     37,671,141

--------

*  As of the Record Date, Muni Strat had 2,320 shares of AMPS outstanding.

      Except as set forth below, as of the Record Date, no person is beneficial owner of more than five percent of the shares of any Fund.

                                          Shares of Common Stock
                                         Beneficially Owned as of
                                             the Record Date
                                         ------------------------
 Name of       Name and Address of
 Fund           Beneficial Owner         Number  Percent of Total
 -------  ----------------------------   ------- ----------------
 Am Inc   Bio-Technology General Corp.   307,985       6.6%
          Attn: Janice Polites
          70 Wood Ave. S.
          Iselin, NJ 08830


 Internet Fund Asset Management, L.P.     10,000      99.7%
          Attn: Donald C. Burke
          P.O. Box 9011
          Princeton, NJ 08543-9011

Information Pertaining to Board Member Nominees

      As of the Record Date, none of the nominees held shares of the Funds except as set forth in the table below:

                                              Fund and Class
                     Nominee                  (As Applicable) No. of Shares Held
                     -------                  --------------- ------------------
     Ronald W. Forbes........................ Corp Bond-A            1,678
     Ronald W. Forbes........................ Corp Bond-D            3,383
     Ronald W. Forbes........................ G1 A1-A                  228
     Ronald W. Forbes........................ G1 Val-A                 390
     Ronald W. Forbes........................ High Income              546
     Ronald W. Forbes........................ ML Internet-B            300
     Ronald W. Forbes........................ Muni Bond-A              371
     Ronald W. Forbes........................ Muni Strat               258
     Ronald W. Forbes........................ Sr Float                 273
     Ronald W. Forbes........................ Stat Div-A               263
     Ronald W. Forbes........................ Stat Div-D               260
     Ronald W. Forbes........................ U.S. Hi Yield-A          596
     Terry K. Glenn.......................... Euro-A                 5,323
     Terry K. Glenn.......................... G1 A1-A                3,991
     Terry K. Glenn.......................... G1 A1-A               16,334
     Terry K. Glenn.......................... High Income           10,562
     Terry K. Glenn.......................... Int'l Eq-D             3,072
     Terry K. Glenn.......................... Latin-A                4,763
     Terry K. Glenn.......................... G1 Tech-A              5,634
     Terry K. Glenn.......................... Corp Bond-A           20,377
     Terry K. Glenn.......................... Pacific-A              2,122
     Charles C. Reilly....................... Corp Bond-A           24,544
     Charles C. Reilly....................... G1 A1-A               37,514
     Charles C. Reilly....................... G1 Val-A              18,031
     Kevin A. Ryan........................... Corp Bond-A               14
     Kevin A. Ryan........................... Euro-A                 1,738
     Kevin A. Ryan........................... G1 Fin                 1,956
     Kevin A. Ryan........................... G1 Tech-A              1,115
     Kevin A. Ryan........................... G1 Tech-A                500
     Kevin A. Ryan........................... G1 Val-A               1,827
     Kevin A. Ryan........................... ML Internet-A          1,000
     Kevin A. Ryan........................... Int'l Eq-A             2,219
     Kevin A. Ryan........................... Pacific-A                888
     Kevin A. Ryan........................... U.S. Hi Yield-A        8,514
     Roscoe S. Suddarth...................... G1 A1-B                  615
     Roscoe S. Suddarth...................... G1 Tech-A                140
     Roscoe S. Suddarth...................... G1 Tech-A                185
     Roscoe S. Suddarth...................... Sr Float                 413
     Arthur Zeikel........................... Healthcare-A           1,238
     Arthur Zeikel........................... Euro-A                54,754
     Arthur Zeikel........................... Strat Div-A           10,306
     Arthur Zeikel........................... G1 A1-A                  587
     Arthur Zeikel........................... G1 Utility-A             346
     Arthur Zeikel........................... Latin-D                5,056
     Arthur Zeikel........................... Euro-D                   204
     Arthur Zeikel........................... Euro-D                 5,975
     Arthur Zeikel........................... Strat Div-D              806
     Arthur Zeikel........................... G1 Small-D            12,081
     Arthur Zeikel........................... G1 Tech-A                592
     Arthur Zeikel........................... Corp Bond-A            1,184
     Arthur Zeikel........................... Muni Inter            66,611

      Set forth below is information about when each nominee became a Board member for the Funds on whose Board he or she serves.

Fund                     Forbes Glenn Montgomery Reilly Ryan Suddarth West Zeikel Zinbarg
----                     ------ ----- ---------- ------ ---- -------- ---- ------ -------
Mst Gl Fin..............  1999  1999     1999     1999  1999    n/a   1999  1999    n/a
Mst Inter Tst...........   n/a  2000      n/a     2000   n/a   2000   2000  2000   2000
Mer Gl Hold.............   n/a  1999      n/a     1990   n/a    n/a   1984  1984   1994
Internet................   n/a  2000      n/a     2000   n/a   2000   2000  2000   2000
Am Inc..................   n/a  1999      n/a     1993   n/a    n/a   1993  1993   1994
Corp Bond...............  1977  1999     1994     1990  1992    n/a   1981  1977    n/a
Dev Cap.................   n/a  1999      n/a     1990   n/a    n/a   1989  1989   1994
Dragon..................   n/a  1999      n/a     1992   n/a    n/a   1992  1992   1994
Euro....................   n/a  1999      n/a     1990   n/a    n/a   1986  1986   1994
Gl Al...................   n/a  1999      n/a     1990   n/a    n/a   1988  1988   1994
Gl Bond.................   n/a  1999      n/a     1990   n/a    n/a   1991  1991   1994
Gl Fin..................  1999  1999     1999     1999  1999    n/a   1999  1999    n/a
Gl Small................   n/a  1999      n/a     1994   n/a    n/a   1994  1994   1994
Gl Tech.................   n/a  1999      n/a     1998   n/a   2000   1998  1998   1998
Gl Utility..............  1990  1999     1994     1990  1992    n/a   1990  1990    n/a
Gl Val..................   n/a  1999      n/a     1996   n/a   2000   1996  1996   1996
Healthcare..............   n/a  1999      n/a     1990   n/a    n/a   1983  1983   1994
High Income.............  1997  1999     1997     1997  1997    n/a   1997  1997    n/a
Int'l Eq................   n/a  1999      n/a     1993   n/a    n/a   1993  1993   1994
ML Internet.............   n/a  2000      n/a     2000   n/a   2000   2000  2000   2000
Latin...................   n/a  1999      n/a     1991   n/a    n/a   1991  1991   1994
Muni Bond...............  1977  1999     1994     1990  1992    n/a   1981  1977    n/a
Muni Interm.............  1986  1999     1994     1990  1992    n/a   1986  1986    n/a
Muni Strat..............  1996  1999     1996     1996  1996    n/a   1996  1996    n/a
Pacific.................   n/a  1999      n/a     1991   n/a    n/a   1991  1980   1994
Sr Float................  1989  1999     1994     1990  1992    n/a   1989  1989    n/a
Sr Float II.............  1999  1999     1999     1999  1999    n/a   1999  1999    n/a
Short Gl Inc............   n/a  1999      n/a     1990   n/a    n/a   1990  1990   1994
Strat Div...............  1987  1999     1994     1990  1992    n/a   1987  1987    n/a
U.S. High Yield.........  1998  1999     1998     1998  1998    n/a   1998  1998    n/a
Corp Acc................  1977  1999     1993     1991  1992    n/a   1981  1977    n/a
Muni Acc................  1977  1999     1993     1991  1992    n/a   1981  1977    n/a

      Set forth in the table below is information regarding Board and committee meetings held, and the aggregate fees and expenses paid by each Fund to non-affiliated Board Members during each Fund's most recently completed fiscal year or fiscal period.

                                    Board                               Audit Committee
                         ---------------------------- ---------------------------------------------------
                         Number of                    Number of                                Chairman   Aggregate
                         Meetings  Annual Per Meeting Meetings  Annual Per Meeting  Chairman  Per Meeting Fees and
Fund                       Held*    Fee      Fee**      Held     Fee      Fee**    Annual Fee     Fee     Expenses
----                     --------- ------ ----------- --------- ------ ----------- ---------- ----------- ---------
Mst G1 Fin+.............    n/a       n/a     n/a        n/a       n/a    none          n/a      none          n/a
Mst Inter Tst+..........    n/a       n/a     n/a        n/a      none     n/a         none       n/a          n/a
Mer Gl Hold.............      6    $3,500    $500          4      none    $500         none      $250      $44,867
Internet+...............    n/a      none    none        n/a      none    none         none      none          n/a
Am Inc..................      7    $3,500    $500          4      none    $500         none      $250      $45,002
Corp Bond...............      4    $4,500    $300          4    $1,400    none       $1,000      none      $37,165
Dev Cap.................      5    $3,500    $500          4      none    $500         none      $250      $44,243
Dragon..................      7    $3,500    $500          4      none    $500         none      $250      $45,037
Euro....................      7    $3,500    $500          4      none    $500         none      $250      $19,612
Gl Al...................      8    $3,500    $500          4      none    $500         none      $250      $45,537
Gl Bond.................      7    $3,500    $500          4      none    $500         none      $250      $45,203
Gl Fin+.................    n/a      none    none        n/a      none    none         none      none          n/a
Gl Small................      5    $3,500    $500          4      none    $500         none      $250      $43,101
Gl Tech.................      9    $3,500    $500          4      none    $500         none      $250      $44,734
Gl Utility..............      4    $2,000    $400          4    $  900    none       $1,000      none      $21,447
Gl Val..................      7    $3,500    $500          4      none    $500         none      $250      $45,057
Healthcare..............      7    $3,500    $500          4      none    $500         none      $250      $36,477
High Income.............      7    $3,000    $300          4    $  900    none       $1,000      none      $27,231
Int'l Eq................      6    $3,500    $500          4      none    $500         none      $250      $40,336
ML Internet+............    n/a      none    none        n/a      none    none         none      none          n/a
Latin...................      6    $3,500    $500          4      none    $500         none      $250      $44,787
Muni Bond...............      4    $3,000    $400          4    $2,900    none       $1,000      none      $37,747
Muni Interm.............      7    $  800    $100          4    $  300    none       $1,000      none      $ 8,989
Muni Strat..............      7    $3,000    $300          4    $  900    none       $1,000      none      $13,651
Pacific.................      7    $3,500    $500          4      none    $500         none      $250      $45,236
Sr Float................      9    $3,000    $300          4    $  900    none       $1,000      none      $14,249
Sr Float II.............      3    $3,000    $300          4    $  900    none       $1,000      none      $12,050
Short Gl Inc............      6    $3,500    $500          4      none    $500         none      $250      $45,481
Strat Div...............      4    $2,000    $400          4    $  900    none       $1,000      none      $11,888
U.S. High Yield.........      4    $3,000    $300          4    $  900    none       $1,000      none      $27,003
Corp Acc................      4    $  800    $100          4    $  300    none       $1,000      none      $ 9,114
Muni Acc................      4    $  800    $100          4    $  300    none       $1,000      none      $ 8,929

--------

 * Includes meetings held via teleconferencing equipment.
** The fee is payable for each meeting attended in person. No fee is paid for telephonic meetings.

 + Such Fund recently commenced operations and has not completed a fiscal period.

      Set forth in the table below is information regarding compensation paid by each Fund to the non-affiliated Board Members during each Fund's most recently completed fiscal year or fiscal period.

                                     Compensation Paid by Each Fund*
                         --------------------------------------------------------
Fund                     Forbes Montgomery Reilly  Ryan  Suddarth   West  Zinbarg
----                     ------ ---------- ------ ------ --------  ------ -------
Mst Gl Fin**............    n/a      n/a      n/a    n/a   n/a        n/a    n/a
Mst Inter Tst**.........    n/a      n/a      n/a    n/a   n/a        n/a    n/a
Mer Gl Hold.............    n/a      n/a      n/a    n/a   n/a     $7,500 $7,500
Internet**..............    n/a      n/a      n/a    n/a   n/a        n/a    n/a
Am Inc..................    n/a      n/a   $7,500    n/a   n/a     $7,500 $7,500
Corp Bond............... $7,100   $7,100   $8,100 $7,100   n/a     $7,100    n/a
Dev Cap.................    n/a      n/a   $7,500    n/a   n/a     $7,500 $7,500
Dragon..................    n/a      n/a      n/a    n/a   n/a     $7,500 $7,500
Euro....................    n/a      n/a      n/a    n/a   n/a     $7,500 $7,500
Gl Al...................    n/a      n/a      n/a    n/a   n/a     $7,500 $7,500
Gl Bond.................    n/a      n/a      n/a    n/a   n/a     $7,500 $7,500
Gl Fin**................    n/a      n/a      n/a    n/a   n/a        n/a    n/a
Gl Small................    n/a      n/a   $7,500    n/a   n/a     $7,500 $7,500
Gl Tech.................    n/a      n/a   $7,500    n/a   n/a***  $7,500 $7,500
Gl Utility.............. $4,500   $4,500   $5,500 $4,500   n/a     $4,500    n/a
Gl Val..................    n/a      n/a      n/a    n/a   n/a***  $7,500 $7,500
Healthcare..............    n/a      n/a      n/a    n/a   n/a     $7,500 $7,500
High Income............. $5,100   $5,100   $6,100 $5,100   n/a     $5,100    n/a
Int'l Eq................    n/a      n/a      n/a    n/a   n/a     $7,500 $7,500
ML Internet**...........    n/a      n/a      n/a    n/a   n/a        n/a    n/a
Latin...................    n/a      n/a      n/a    n/a   n/a     $7,500 $7,500
Muni Bond............... $7,500   $7,500   $8,500 $7,500   n/a     $7,500    n/a
Muni Interm............. $1,500   $1,500   $2,500 $1,500   n/a     $1,500    n/a
Muni Strat.............. $5,100   $5,100   $6,100 $5,100   n/a     $5,100    n/a
Pacific.................    n/a      n/a      n/a    n/a   n/a     $7,500 $7,500
Sr Float................ $5,100   $4,800   $6,100 $5,100   n/a     $5,100    n/a
Sr Float II............. $4,800   $5,100   $5,800 $4,800   n/a     $4,800    n/a
Short Gl Inc............    n/a      n/a   $7,500    n/a   n/a     $7,500 $7,500
Strat Div............... $4,500   $4,500   $5,500 $4,500   n/a     $4,500    n/a
U.S. High Yield......... $5,100   $5,100   $6,100 $5,100   n/a     $5,100    n/a
Corp Acc................ $1,500   $1,500   $2,500 $1,500   n/a     $1,500    n/a
Muni Acc................ $1,500   $1,500   $2,500 $1,500   n/a     $1,500    n/a

--------

  * No pension or retirement benefits are accrued as part of Fund expenses.

 ** Such Fund recently commenced operations and has not completed a fiscal period.

*** Mr. Suddarth was appointed to the Board of this Fund on January 20, 2000.

      Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies, which are advised by FAM and its affiliate, MLAM, including the Funds ("FAM/MLAM Advised Funds"), to the non-affiliated Board Members for the year ended December 31, 1999.

                                                        Aggregate Compensation
                                                       Paid to Board Members by
Name of Board Member                                   FAM/MLAM Advised Funds(1)
--------------------                                   -------------------------
Ronald W. Forbes......................................         $213,900
Cynthia A. Montgomery.................................         $213,900
Charles C. Reilly.....................................         $400,025
Kevin A. Ryan.........................................         $213,900
Roscoe S. Suddarth....................................             None(2)
Richard R. West.......................................         $388,775
Edward D. Zinbarg.....................................         $140,875

--------

(1) The Board Members serve on the boards of FAM/MLAM-advised funds as follows:
    Mr. Forbes (36 registered investment companies consisting of 49 portfolios); Ms. Montgomery (36 registered investment companies consisting of 49 portfolios); Mr. Reilly (57 registered investment companies consisting of 68 portfolios); Mr. Ryan (36 registered investment companies consisting of 49 portfolios); Mr. Suddarth (6 registered investment companies consisting of 4 portfolios); Mr. West (67 registered investment companies consisting of 72 portfolios); and Mr. Zinbarg (21 registered investment companies consisting of 19 portfolios).

(2) Mr. Suddarth was appointed a Board Member of certain FAM/MLAM-Advised Funds on January 20, 2000.

Information Pertaining to Officers

 Name                       Age Principal Occupation During Past Five Years
 ----                       --- -------------------------------------------
 Terry K. Glenn............  59 Executive Vice President of MLAM and FAM since
                                1983; Executive Vice President and Director of
                                Princeton Services since 1993; President of
                                Princeton Funds Distributor, Inc. ("PFD") since
                                1986 and Director thereof since 1991; President
                                of Princeton Administrators, L.P. since 1988.
 Robert C. Doll, Jr........  45 Senior Vice President of MLAM and FAM since
                                1999; Senior Vice President of Princeton
                                Services since 1999; Chief Investment Officer
                                of Oppenheimer Funds, Inc. in 1999 and
                                Executive Vice President thereof from 1991 to
                                1999.
 Vincent R. Giordano.......  54 Senior Vice President of FAM and MLAM since
                                1984; Portfolio Manager of FAM and MLAM since
                                1977; Senior Vice President of Princeton
                                Services since 1993.
 Joseph T. Monagle, Jr. ...  52 Senior Vice President of MLAM and FAM since
                                1990; Department Head of the Global Fixed
                                Income Division of MLAM and FAM since 1997;
                                Senior Vice President of Princeton Services
                                since 1993.
 Donald C. Burke...........  39 Senior Vice President and Treasurer of MLAM and
                                FAM since 1999; Senior Vice President and
                                Treasurer of Princeton Services since 1999;
                                Vice President of PFD since 1999; First Vice
                                President of MLAM from 1997 to 1999; Vice
                                President of MLAM from 1990 to 1997; Director
                                of Taxation of MLAM since 1990.
 Christopher G. Ayoub......  44 First Vice President of MLAM since 1997; Vice
                                President of MLAM from 1985 to 1997; Assistant
                                Vice President of MLAM from 1984 to 1985.
 Kenneth L. Chiang.........  37 First Vice President of MLAM since 1998;
                                Managing Partner of Samuel Asset Management
                                from 1997 to 1998; Vice President and Portfolio
                                Manager of MLAM from 1993 to 1997.
 James Ellman..............  31 First Vice President of MLAM since 1999;
                                Portfolio Manager with AIM Advisors, Inc. and
                                its predecessors from 1995 and 1999.
 Lawrence R. Fuller........  58 First Vice President of MLAM since 1997 and
                                Vice President of MLAM from 1992 to 1997.
 Bryan N. Ison.............  44 First Vice President of MLAM since 1997. Vice
                                President of MLAM from 1985 to 1997; Portfolio
                                Manager of MLAM since 1984.
 Clive D. Lang.............  49 Vice President of MLAM since 1997; associated with Merrill Lynch Asset Management U.K.
                                Limited ("MLAM U.K.") since 1997 and prior to
                                that was the Chief Investment Officer of
                                Panagora Asset Management Limited.
 Vincent T. Lathbury, III..  59 First Vice President of MLAM since 1997; Vice
                                President of MLAM from 1982 to 1997; Portfolio
                                Manager of MLAM since 1982.
 Paul Gerard Meeks.........  37 First Vice President and Portfolio Manager of
                                MLAM since May 1998; various positions with
                                Jurika & Voyles, L.P. from 1994 to 1998,
                                including technology analyst from 1994 to 1998,
                                director of research from 1995 to 1998,
                                principal from 1996 to 1998 and portfolio
                                manager of the Jurika & Voyles Mini-Cap Fund
                                from 1997 to 1998.
 A. Grace Pineda...........  43 First Vice President of MLAM since 1997; Senior
                                Portfolio Manager of MLAM since 1987; Vice
                                President of MLAM from 1989 to 1997.

 Name                     Age Principal Occupation During Past Five Years
 ----                     --- -------------------------------------------
 Walter D. Rogers........  57 First Vice President of MLAM since 1997; Vice
                              President of MLAM since 1987.
 Jordan C. Schreiber.....  69 First Vice President of MLAM since 1997; Vice
                              President of MLAM from 1983 to 1997; Portfolio
                              Manager with MLAM since 1983.
 Stephen I. Silverman....  49 First Vice President of MLAM since 1997 and
                              Portfolio Manager of MLAM since 1983; Vice
                              President of MLAM from 1993 to 1997.
 Kara W.Y. Tan Bhala.....  40 First Vice President of MLAM since 1997; Vice
                              President of MLAM from 1992 to 1997; Senior
                              Portfolio Manager of MLAM and FAM since 1992.
 Hubertus Aarts..........  36 Vice President and Portfolio Manager of MLAM UK
                              since 1995; Portfolio Manager with Mees Pierson
                              from 1993 to 1995 and with its predecessor,
                              Pierson Heldring & Pierson, from 1990 to 1993.
 William R. Bock.........  63 Vice President of MLAM since 1989.
 Robert A. DiMella, CFA..  32 Vice President of MLAM since 1997; Assistant Vice
                              President of MLAM from 1995 to 1997; Assistant
                              Portfolio Manager of MLAM from 1993 to 1995.
 Harry J. Escobar........  54 Director (Global Fixed Income) of MLAM since
                              1998; Senior Vice President in the Fixed Income
                              Group at Lehman Brothers, Inc. from 1991 to 1998.
 Edward F. Gobora........  34 Vice President and Portfolio Manager with MLAM since 1993.
 Kenneth A. Jacob........  48 First Vice President of MLAM since 1997; Vice
                              President of MLAM from 1984 to 1997; Vice
                              President of FAM since 1984.
 Richard C. Kilbride.....  44 First Vice President of MLAM since 1999; Managing
                              Director of Merrill Lynch Mercury Asset
                              Management and Hotchkis and Wiley from 1997 to
                              1999; Managing Director of Global Fixed Income at
                              Merrill Lynch Global Asset Management, Ltd., from
                              1995 to 1997; Vice President of MLAM from 1990 to
                              1995.
 John Loffredo, CFA......  35 Vice President of MLAM since 1991.
 Gilles Marchand.........  36 Vice President of MLAM since 1997; Credit Analyst at MLAM from 1996 to 1997; Security Analyst at
                              Massachusetts Mutual Insurance Company from 1990
                              to 1996.
 Walter O'Connor.........  37 Director (Municipal Tax-Exempt) of MLAM since
                              1997; Vice President of MLAM from 1993 to 1997.
 Roberto W. Roffo........  33 Vice President of MLAM since 1996; Portfolio
                              Manager with MLAM since 1992.
 Romualdo Roldan.........  53 Vice President of MLAM since 1998; Senior Vice
                              President of Santander Investment Securities from
                              1995 to 1998.
 James E. Russell........  46 First Vice President of MLAM since 1997; Vice
                              President of MLAM from 1992 to 1997.
 Dennis Stattman.........  48 First Vice President of MLAM since 1998; Vice
                              President of MLAM from 1989 to 1998.
 Peter J. Hayes..........  40 First Vice President of MLAM since 1997; Vice
                              President of MLAM from 1988 to 1997.

 Name                    Age Principal Occupation During Past Five Years
 ----                    --- -------------------------------------------
 Theodore R. Jaeckel....  38 Director (Municipal Tax-Exempt Fund Management) of
                             MLAM since 1997; Vice President of MLAM since
                             1991.
 Aldona Schwartz........  50 Vice President of MLAM since 1980.
 Susan B. Baker.........  42 Director (Legal Advisory) of MLAM since 1999; Vice
                             President of MLAM from 1993 to 1999; attorney
                             associated with MLAM since 1987.
 Phillip S. Gillespie...  36 Director (Legal Advisory) of MLAM since 2000;
                             attorney associated with MLAM and FAM from 1998 to
                             2000; Assistant General Counsel of Chancellor LGT
                             Asset Management Inc. from 1997 to 1998; Senior
                             Counsel and Attorney in the Division of Investment
                             Management and the Office of General Counsel at
                             the U.S. Securities and Exchange Commission from
                             1993 to 1997.
 Robert Harris..........  47 First Vice President of MLAM since 1997; Vice
                             President of MLAM from 1984 to 1997; attorney
                             associated with MLAM since 1980; Secretary of PFD
                             since 1982.
 Bradley J. Lucido......  34 Vice President of MLAM since 1999; attorney with
                             MLAM since 1995; attorney in private practice from
                             1991 to 1995.
 Lori A. Martin.........  37 Director (Legal Advisory) of MLAM since 2000; Vice
                             President of MLAM from 1998 to 2000; attorney in
                             private practice from 1989 to 1998.
 Allan J. Oster.........  37 Vice President of MLAM since 2000; attorney with
                             MLAM from 1999 to 2000; associate with Drinker,
                             Biddle & Reath LLP from 1996 to 1999; Senior
                             Counsel with the U.S. Securities and Exchange
                             Commission from 1991 to 1996.
 Robert E. Putney, III..  39 Director (Legal Advisory) of MLAM and Princeton
                             Adminstrators, L.P. since 1997; Vice President of
                             MLAM from 1994 to 1997; Vice President of
                             Princeton Administrators, L.P. from 1996 to 1997;
                             attorney with MLAM from 1991 to 1994.
 Ira P. Shapiro.........  36 First Vice President of MLAM since 1998; Director
                             (Legal Advisory) of MLAM from 1997 to 1998; Vice
                             President of MLAM from 1996 to 1997; attorney with
                             MLAM and FAM from 1993 to 1996.
 William E. Zitelli.....  31 Vice President of MLAM since 2000; attorney with
                             MLAM since 1998; attorney associated with Pepper
                             Hamilton LLP from 1997 to 1998; attorney
                             associated with Reboul, MacMurray, Hewitt, Maynard
                             & Kristol from 1994 to 1997.

   Set forth in the table below are the names of the officers of each of the Funds, and the years in which they were first elected to their respective offices.

                                              Mst      Mst      Mer             Am  Corp Dev               Gl   Gl   Gl   Gl
 Name                      Office            Gl Fin Inter Tst Gl Hold Internet Inc  Bond Cap  Dragon Euro  Al  Bond Fin  Small
 ----                      ------            ------ --------- ------- -------- ---- ---- ---- ------ ---- ---- ---- ---- -----
 Terry K. Glenn........... President          1999    2000     1999     2000   1999 1999 1999  1999  1999 1999 1999 1999 1999
                           Executive Vice      --      --      1984      --    1993 1986 1989  1992  1986 1988 1986  --  1994
                           President
 Robert C. Doll, Jr....... Senior Vice        1999    2000     1999     2000    --   --  1999  1999  1999 1999  --  1999 1999
                           President
 Joseph T. Monagle, Jr.... Senior Vice         --      --       --       --    1993 1997  --    --    --   --  1997  --   --
                           President
 Donald C. Burke.......... Vice President     1999    2000     1996     2000   1993 1993 1994  1993  1993 1995 1995 1999 1994
                           Treasurer          1999    2000     1999     2000   1999 1999 1999  1999  1999 1999 1999 1999 1999
 Christopher L. Ayoub..... Senior Vice         --      --       --       --     --  1998  --    --    --   --   --   --   --
                           President and
                           Portfolio
                           Manager
 Kenneth L. Chiang........ Senior Vice         --      --       --       --     --   --   --    --    --   --   --   --  1994
                           President           --      --       --       --     --   --   --    --    --   --   --   --  1996
                           Vice President
 James Ellman............. Senior Vice        1999     --       --       --     --   --   --    --    --   --   --  1999  --
                           President and
                           Portfolio
                           Manager
 Lawrence R. Fuller....... Senior Vice         --      --      1998      --     --   --   --    --    --   --   --   --   --
                           President
 Bryan N. Ison............ Senior Vice         --      --       --       --     --   --   --    --    --  1997  --   --   --
                           President           --      --       --       --     --   --   --    --    --  1988  --   --   --
                           Vice President
 Vincent T. Lathbury III.. Senior Vice         --      --       --       --     --  1998  --    --    --   --   --   --   --
                           President and
                           Portfolio
                           Manager
 Paul G. Meeks............ Senior Vice         --     2000      --      2000    --   --   --    --    --   --   --   --   --
                           President
 A. Grace Pineda.......... Senior Vice         --      --       --       --     --   --  1997   --    --   --   --   --   --
                           President;          --      --       --       --     --   --  1989   --    --   --   --   --   --
                           Vice President
 Walter D. Rogers......... Senior Vice         --      --       --       --     --   --   --    --    --   --   --   --   --
                           President and
                           Portfolio
                           Manager
 Jordan C. Schreiber...... Senior Vice         --      --       --       --     --   --   --    --    --   --   --   --   --
                           President
 Stephen I. Silverman..... Senior Vice         --      --       --       --     --   --   --    --    --   --   --   --   --
                           President           --      --       --       --     --   --   --    --    --   --   --   --   --
                           Vice President
 Kara W.Y. Tan Bhala...... Senior Vice         --      --       --       --     --   --   --    1998  --   --   --   --   --
                           President           --      --       --       --     --   --   --    1996  --   --   --   --   --
                           Vice President
 Hubertus Aarts........... Vice President      --      --       --       --     --   --   --    --    --   --   --   --  1997
 Harry J. Escobar......... Vice President      --      --       --       --     --   --   --    --    --   --  1999  --   --
 Romualdo Roldan.......... Vice President      --      --       --       --    1999  --   --    --    --   --   --   --   --
 Susan B. Baker........... Secretary           --     2000      --       --     --   --  1999   --    --   --   --   --   --
                    Gl    Gl     Gl
                   Tech Utility Val  Healthcare
 ----              ---- ------- ---- ----------
                   1999  1999   1999    1999
                   1998  1991   1996    1983
                   1999  1999   1999    1999
                    --    --     --      --
                   1999  1995   1996    1993
                   1999  1999   1999    1999
                    --    --     --      --
                    --    --     --      --
                    --    --     --      --
                    --    --     --      --
                    --    --     --      --
                    --    --     --      --
                    --    --     --      --
                    --    --     --      --
                   1998   --     --      --
                    --    --     --      --
                    --    --     --      --
                    --   1997    --      --
                    --    --     --     1998
                    --    --    1997     --
                    --    --    1996     --
                    --    --     --      --
                    --    --     --      --
                    --    --     --      --
                    --    --     --      --
                    --    --     --      --
                    --    --     --      --

                                              Mst      Mst      Mer             Am  Corp Dev               Gl   Gl   Gl   Gl
 Name                       Office           Gl Fin Inter Tst Gl Hold Internet Inc  Bond Cap  Dragon Euro  Al  Bond Fin  Small
 ----                       ------           ------ --------- ------- -------- ---- ---- ---- ------ ---- ---- ---- ---- -----
 James E. Russell.......... Vice President     --      --       --       --     --   --   --    --    --   --   --   --  1994
 Dennis W. Stattman........ Vice President     --      --       --       --     --   --   --    --    --  1996  --   --   --
 Susan B. Baker............ Secretary          --     2000      --      2000    --   --  1999   --    --   --   --   --  1999
 Phillip S. Gillespie...... Secretary          --      --       --       --     --   --   --   1998   --  1998  --   --   --
 Robert Harris............. Secretary          --      --      1995      --     --   --   --    --    --   --   --   --   --
 Lori A. Martin............ Secretary          --      --       --       --     --   --   --    --    --   --   --   --   --
 Allan J. Oster............ Secretary          --      --       --       --    2000  --   --    --    --   --   --   --   --
 Robert E. Putney, III..... Secretary          --      --       --       --     --   --   --    --   1999  --   --   --   --
 Ira P. Shapiro............ Secretary         1999     --       --       --     --   --   --    --    --   --  1999 1999  --
 William E. Zitelli, Jr. .. Secretary          --      --       --       --     --  1999  --    --    --   --   --   --   --
                   Gl    Gl     Gl
                  Tech Utility Val  Healthcare
 ----             ---- ------- ---- ----------
                   --    --     --     --
                   --    --     --     --
                   --    --     --     --
                   --    --     --     --
                   --    --     --      1984
                   --    --    1999    --
                   --    --     --     --
                  1999   --     --     --
                   --   1999    --     --
                   --    --     --     --

                                                    High  Int'l    ML          Muni Muni   Muni           Sr      Sr    Short
 Name                      Office                  Income  Eq   Internet Latin Bond Strat Interm Pacific Float Float II Gl Inc
 ----                      ------                  ------ ----- -------- ----- ---- ----- ------ ------- ----- -------- ------
 Terry K. Glenn........... President                1999  1999    2000   1999  1999 1999   1999   1999   1999    1999    1999
                           Executive Vice           1990  1994     --    1991  1983 1995   1986   1986   1989    1999    1990
                           President
 Robert C. Doll, Jr....... Senior Vice President     --   1999    2000   1999   --   --     --    1999    --      --      --
 Vincent R. Giordano...... Senior Vice President    1993   --      --     --   1981 1995   1986    --     --      --      --
 Joseph T. Monagle, Jr.... Senior Vice President     --    --      --     --    --   --     --     --    1996    1999    1993
 Donald C. Burke.......... Vice President           1994  1994    2000   1995  1993 1995   1993   1993   1993    1999    1993
                           Treasurer                1999  1999    2000   1999  1999 1999   1999   1999   1999    1999    1999
 Christopher L. Ayoub..... Senior Vice               --    --      --     --    --   --     --     --     --      --      --
                           President and
                           Portfolio
                           Manager
 Clive D. Lang............ Senior Vice               --   1998     --     --    --   --     --     --     --      --      --
                           President
 Vincent T. Lathbury III.. Senior Vice               --    --      --     --    --   --     --     --     --      --      --
                           President and
                           Portfolio
                           Manager
 Paul G. Meeks............ Senior Vice               --    --     2000    --    --   --     --     --     --      --      --
                           President
 A. Grace Pineda.......... Senior Vice               --    --      --    1998   --   --     --     --     --      --      --
                           President                 --    --      --    1991   --   --     --     --     --      --      --
                           Vice President
 Walter D. Rogers......... Senior Vice               --    --      --     --    --   --     --     --     --      --      --
                           President and
                           Portfolio
                           Manager
 Stephen I. Silverman..... Senior Vice               --    --      --     --    --   --     --    1997    --      --      --
                           President                 --    --      --     --    --   --     --    1986    --      --      --
                           Vice President
 William R. Bock.......... Vice President            --    --      --     --    --   --    1997    --     --      --      --
 Robert A. DiMella........ Vice President            --    --      --     --    --  1997    --     --     --      --      --
 Edward F. Gobora......... Vice President            --    --      --     --    --   --     --     --     --      --     1993
 Kenneth A. Jacob......... Vice President           1990   --      --     --   1983 1995   1987    --     --      --      --
 Richard C. Kilbride...... Vice President            --    --      --     --    --   --     --     --    1999    1999     --
 John Loffredo............ Vice President           1997   --      --     --    --  1995    --     --     --      --      --
 Gilles Marchand.......... Vice President            --    --      --     --    --   --     --     --    1999    1999     --
 Walter O'Connor.......... Vice President            --    --      --     --   1996  --     --     --     --      --      --
 Roberto W. Roffo......... Vice President            --    --      --     --    --   --     --     --     --      --      --
                         Strat  U.S.   Corp Muni
                          Div  HiYield Acc  Acc
 ----                    ----- ------- ---- ----
                         1999   1999   1999 1999
                         1987   1998   1986 1986
                         1999    --     --   --
                          --     --     --  1993
                          --    1998   1997  --
                         1995   1998   1993 1993
                         1999   1999   1999 1999
                          --     --    1998  --
                          --     --     --   --
                          --    1998    --   --
                          --     --     --   --
                          --     --     --   --
                          --     --     --   --
                         1997    --     --   --
                          --     --     --   --
                          --     --     --   --
                          --     --     --   --
                          --     --     --   --
                          --     --     --   --
                          --     --     --  1995
                          --     --     --   --
                          --     --     --   --
                          --     --     --   --
                          --     --     --   --
                          --     --     --  1996

                                                High  Int'l    ML          Muni Muni   Muni           Sr      Sr    Short  Strat
 Name                        Office            Income  Eq   Internet Latin Bond Strat Interm Pacific Float Float II Gl Inc  Div
 ----                        ------            ------ ----- -------- ----- ---- ----- ------ ------- ----- -------- ------ -----
 Peter S. Hayes............. Vice President      --    --      --     --   1996  --     --     --     --      --      --    --
                             and Portfolio
                             Manager
 Theodore R. Jaeckel, Jr. .. Vice President     1995   --      --     --    --   --     --     --     --      --      --    --
                             and Portfolio
                             Manager
 Aldona Schwartz............ Vice President      --    --      --     --    --   --     --     --     --      --      --    --
                             and Portfolio
                             Manager
 Susan B. Baker............. Secretary           --    --     2000   1999   --   --     --     --     --      --      --    --
 Robert Harris.............. Secretary           --   1999     --     --    --   --     --     --     --      --      --    --
 Bradley J. Lucido.......... Secretary           --    --      --     --    --   --     --     --    1999    1999     --    --
 Lori A. Martin............. Secretary           --    --      --     --    --   --     --    1999    --      --      --    --
 Allan J. Oster............. Secretary           --    --      --     --    --   --     --     --     --      --     2000   --
 Ira P. Shapiro............. Secretary           --    --      --     --    --   --     --     --     --      --      --   1999
 William E. Zitelli, Jr. ... Secretary          1999   --      --     --   1999 1999   1999    --     --      --      --    --
                    U.S.   Corp Muni
                   HiYield Acc  Acc
 ----              ------- ---- ----
                     --     --   --
                     --     --   --
                    1998    --   --
                     --     --   --
                     --     --   --
                     --     --   --
                     --     --   --
                     --     --   --
                     --    1999  --
                    1999    --  1999

                                                                       EXHIBIT B

                                 OPEN-END FUNDS
                             MARYLAND CORPORATIONS

                                 [Name of Fund]

             ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION

      [Name of Fund], a Maryland corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland that:

      First: The charter of the Corporation is hereby amended by deleting
Article II, Section (2) in its entirety and inserting the following in lieu thereof:

          "(2) To hold, invest and reinvest its assets in securities, and in connection therewith, without limiting the foregoing, to hold part or all of its assets (a) in cash and/or (b) in shares of another corporation known in the investment company industry as a master fund in a master/feeder structure, which corporation holds securities and other assets for investment purposes (the "Master Fund")."

      Second: The charter of the Corporation is hereby further amended by adding the following provision as Article II, Section (5), and renumbering
Article II, Section (5) thereof as Article II, Section (6):

          "(5) To transfer all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund, in exchange for shares in the Master Fund or for such other consideration as permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended (all without the vote or consent of the stockholders of the Corporation), and all such actions, regardless of the frequency with which they are pursued, shall be deemed in furtherance of the ordinary, usual and customary business of the Corporation."

      Third: The charter of the Corporation is hereby further amended by deleting Article IV, Section (5) in its entirety and inserting the following in lieu thereof:

          "(5) Unless otherwise expressly provided in the charter of the Corporation, including those matters set forth in Article II, Sections
    (2), (4) and (5) hereof and including any Articles Supplementary creating any class or series of capital stock, on each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class; provided, however, that (a) as to any matter with respect to which a separate vote of any class or series is required by the Investment Company Act of 1940, as amended, and in effect from time to time, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above, (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes or series, then, subject to paragraph (c) below, the shares of all other classes and series not entitled to a separate class vote shall vote as a single class, (c) as to any matter which does not affect the interest of a particular class or series, such class or series shall not be entitled to any vote and only the holders of shares of the affected classes and series, if any, shall be entitled to vote and (d) the shares of capital stock of the Corporation shall have no voting rights in connection with the transfer of all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund in exchange for shares in such Master Fund or for such other consideration as permitted by Maryland General Corporation Law and the Investment Company Act of 1940, as amended."

     Fourth: The charter of the Corporation is hereby further amended by adding the following provision as Article V, Section (8):

         "(8) Notwithstanding any other provision of these Articles of Incorporation or the By-Laws of the Corporation, or the General Laws of the State of Maryland, the transfer of all or substantially all of the assets of the Corporation (or the assets of any series thereof) to the Master Fund shall be deemed to be in the ordinary course of business of the Corporation, and the Board of Directors of the Corporation is vested with the sole power, to the exclusion of the stockholders, upon the affirmative vote of the majority of the entire Board of Directors, to transfer all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund in exchange for shares in such Master Fund or for such other consideration as permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, as amended."

     Fifth: These Articles of Amendment have been advised by a majority of the entire Board of Directors of the Corporation and approved by more than two-thirds of the stockholders of the Corporation.

     Sixth: The authorized capital stock of the Corporation has not been increased by these Articles of Amendment.

     Seventh: Except as amended hereby, the Corporation's charter shall remain in full force and effect.

     In Witness Whereof, [Name of Fund] has caused these Articles of Amendment to be signed in its name and on its behalf by its Vice President and attested
by its Secretary on     , 2000.

                                       [Name of Fund]


                                       By: ____________________________________

Attest:

_____________________

     The Undersigned, Vice President of [Name of Fund], who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.

                                         ______________________________________

                                OPEN-END FUNDS
                         MASSACHUSETTS BUSINESS TRUSTS

                                [Name of Fund]

              CERTIFICATION OF AMENDMENT TO DECLARATION OF TRUST

      The undersigned, constituting at least a [majority] [two thirds] of the Trustees of [Name of Fund] (the "Trust"), a business trust organized under the laws of Massachusetts, pursuant to the Declaration of Trust of the Trust dated
the    day of      ,   , as amended (the "Declaration"), do hereby certify
that the Trustees of the Trust have duly adopted the following amendment, as approved by the holders of at least [two-thirds] [majority] of the outstanding shares of the Trust, to the Declaration:

      Voted: That Section 3.2 of Article III of the Declaration be, and it hereby is amended so that, as amended, it shall read as follows:

          3.2. Investments. The Trustees shall have power, subject to the Fundamental Policies, to:

                  (a) conduct, operate and carry on the business of an
            investment company;

                  (b) subscribe for, invest in, reinvest in, purchase or
            otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, options, futures contracts, options on futures contracts and other investments, including, without limitation, those issued, guaranteed or sponsored by any state, territory or possession of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or by the United States Government or its agencies or instrumentalities, or international instrumentalities, or by any bank, savings institution, corporation or other business entity organized under the laws of the United States and, to the extent provided in the Prospectus and not prohibited by the Fundamental Policies, organized under foreign laws; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more persons, firms, associations or corporations to exercise any of said rights, powers and privileges in respect of any of said instruments; and the Trustees shall be deemed to have the foregoing powers with respect to any additional securities in which [the Trust] [any series of the Trust] may invest should the investment policies set forth in the Prospectus or the Fundamental Policies be amended.

                  (c) The Trustees shall not be limited to investing in
            obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

                  (d) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property in, sell all or a portion of the Trust Property and invest the proceeds of such sales in, or transfer all or a portion of the Trust Property to one or more investment companies to the extent not prohibited by the 1940 Act and any exemptive orders granted under the 1940 Act.

      In Witness Whereof, the undersigned have executed this Amendment this
day of     , 2000.


_________________________            _________________________
[Name]                               [Name]


_________________________            _________________________
[Name]                               [Name]


_________________________            _________________________
[Name]                               [Name]


_________________________            _________________________
[Name]                               [Name]

      The Declaration, a copy of which is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[Name of Fund]" refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

                                CLOSED-END FUNDS
                             MARYLAND CORPORATIONS

                                 [Name of Fund]

             ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION

      [Name of Fund], a Maryland corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland that:

      First: The charter of the Corporation is hereby amended by deleting
Article II in its entirety and inserting the following in lieu thereof:

                                  "ARTICLE II.

                              Purposes and Powers

      The purpose or purposes for which the Corporation is formed are as follows:

          (1) To act as a closed-end, management investment company under the federal Investment Company Act of 1940, as amended, and in effect from time to time (the "Investment Company Act").

          (2) To hold, invest and reinvest its assets in securities, and in connection therewith, without limiting the foregoing, to hold part or all of its assets (a) in cash and/or (b) in shares of another corporation known in the investment company industry as a master fund in a master/feeder structure, which corporation holds securities and other assets for investment purposes (the "Master Fund").

          (3) To transfer all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund, in exchange for shares in the Master Fund or for such other consideration as permitted by the General Laws of the State of Maryland and the Investment Company Act (all without the vote or consent of the stockholders of the Corporation), and all such actions, regardless of the frequency with which they are pursued, shall be deemed in furtherance of the ordinary, usual and customary business of the Corporation.

          (4) To do any and all such further acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes or objects.

      The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred."

      Second: The charter of the Corporation is hereby further amended by deleting Article IV, Section (4) in its entirety and inserting the following in lieu thereof:

          "(4) Unless otherwise expressly provided in the charter of the Corporation, including those matters set forth in Article II, Sections
    (2) and (3) hereof and including any Articles Supplementary creating any class or series of capital stock, on each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class; provided, however, that (a) as to any matter with respect to which a separate vote of any class or series is required by the Investment Company Act, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above, (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes or series, then, subject to paragraph (c) below, the shares of all other classes and series not entitled to a separate class vote shall vote as a single class, (c) as to any matter which does not affect the interest of a particular class or series, such class or series shall not be entitled to any vote and only the holders of shares of the affected classes and series, if any, shall be entitled to vote and (d) the shares of capital stock of the Corporation shall have no voting rights in connection with the transfer of all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund in exchange for shares in such Master Fund or for such other consideration as permitted by Maryland General Corporation Law and the Investment Company Act."

      Third: The charter of the Corporation is hereby further amended by adding the following provision as Article V, Section (9):

          "(9) Notwithstanding any other provision of these Articles of Incorporation or the By-Laws of the Corporation, or the General Laws of the State of Maryland, the transfer of all or substantially all of the assets of the Corporation (or the assets of any series thereof) to the Master Fund shall be deemed to be in the ordinary course of business of the Corporation, and the Board of Directors of the Corporation is vested with the sole power, to the exclusion of the stockholders, upon the affirmative vote of the majority of the entire Board of Directors, to transfer all or substantially all the assets of the Corporation (or the assets of any series thereof) to the Master Fund in exchange for shares in such Master Fund or for such other consideration as permitted by the General Laws of the State of Maryland and the Investment Company Act."

      Fourth: These Articles of Amendment have been advised by a majority of the entire Board of Directors of the Corporation and approved by more than two-thirds of the stockholders of the Corporation.

      Fifth: The authorized capital stock of the Corporation has not been increased by these Articles of Amendment.

      Sixth: Except as amended hereby, the Corporation's charter shall remain in full force and effect.

      In Witness Whereof, [Name of Fund] has caused these Articles of Amendment to be signed in its name and on its behalf by its Vice President and attested
by its Secretary on    , 2000.

                                          [Name of Fund]


                                          By: _________________________________

Attest:

_______________________

      The Undersigned, Vice President of [Name of Fund], who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, and that this statement is made under the penalties for perjury.

                                            ___________________________________

                                                                       EXHIBIT C

                         INVESTMENT ADVISORY AGREEMENT

      Agreement, made as of the    day of     , 2000, by and between Master SFR
Trust, a Delaware business trust (hereinafter referred to as the "Trust"), and Fund Asset Management, L.P., a Delaware limited partnership (the "Investment Adviser").

                              W I T N E S S E T H:

      Whereas, the Trust intends to engage in business as a closed-end, non-diversified, management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

      Whereas, the Investment Adviser is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Adviser's Act of 1940, as amended; and

      Whereas, the Trust desires to retain the Investment Adviser to provide management and investment advisory services to the Trust in the manner and on the terms hereinafter set forth; and

      Whereas, the Investment Adviser is willing to provide management and investment advisory services to the Trust on the terms and conditions hereinafter set forth; and

      Whereas, the Trust serves as the "master" portfolio for one or more "feeder" funds that invest all of their assets in the Trust and that have the same investment objective and policies as the Trust.

      Now, Therefore, in consideration of the premises and the covenants hereinafter contained, the Trust and the Investment Adviser hereby agree as follows:

                                   ARTICLE I

                        Duties of the Investment Adviser

      The Trust hereby employs the Investment Adviser to act as a manager and investment adviser of the Trust and to furnish, or arrange for affiliates to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust, for the period and on the terms and conditions set forth in this Agreement. The Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Adviser and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed agents of the Trust.

      (a) Management Services. The Investment Adviser shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Trust including administering shareholder accounts and handling shareholder relations for the Trust. It is understood that the Investment Adviser or its affiliates may enter into separate agreements with each Fund for the provision of management and administrative services necessary for the operation of each Fund. The Investment Adviser shall provide the Trust with office space, facilities, equipment and necessary personnel and such other services as the Investment Adviser, subject to review by the Board of Trustees, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Investment Adviser shall also, on behalf of the Trust, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Investment Adviser shall generally monitor the Trust's compliance with investment policies and restrictions as set forth in the current registration statement relating to the Trust under the Investment Company Act or in other filings made by the Trust under Federal securities laws (together, the "Registration Statement"). The Investment Adviser shall make reports to the Board of Trustees of its performance of obligations here under and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Trust as it shall determine to be desirable.

      (b) Investment Advisory Services. The Investment Adviser shall provide the Trust with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Trust, shall furnish continuously an investment program for the Trust and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Trust shall be held in the various securities in which the Trust invests or cash, subject always to the restrictions of the Declaration of Trust and the By-Laws of the Trust, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Trust's investment objectives, investment policies and investment restrictions as the same are set forth in the Registration Statement. The Investment Adviser shall make decisions for the Trust as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Trust's portfolio securities shall be exercised. Should the Board of Trustees at any time, however, make any definite determination as to investment policy and notify the Investment Adviser thereof in writing, the Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Adviser shall take, on behalf of the Trust, all actions which it deems necessary to implement the investment policies determined as provided above and, in particular, to place all orders for the purchase or sale of portfolio securities for the Trust's account with brokers or dealers selected by it, and to that end, the Investment Adviser is authorized as the agent of the Trust to give instructions to the Custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Trust, the Investment Adviser is directed at all times to seek to obtain execution and prices within the policy guidelines determined by the Board of Trustees and set forth in the Registration Statement. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Adviser may select brokers or dealers with which it or the Trust is affiliated.

      (c) Affiliated Sub-Advisers. In carrying out its responsibilities hereunder, the Investment Adviser may employ, retain or otherwise avail itself of the services of other persons or entities including without limitation, affiliates of the Investment Adviser, on such terms as the Investment Adviser shall determine to be necessary, desirable or appropriate. However, if the Investment Adviser chooses to retain or avail itself of the services of another person or entity to manage assets of the Trust, such other person or entity must be (i) an affiliate of the Investment Adviser, (ii) retained at the Investment Adviser's own cost and expense, and (iii) retained subject to the requirements of Section 15 of the Investment Company Act. Retention of one or more affiliated sub-advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Investment Adviser under this Agreement and the Investment Adviser shall be responsible for all acts and omissions of such affiliated sub-advisers, or other persons or entities, in connection with the performance of the Investment Adviser's duties hereunder.

      (d) Notice Upon Change in Partners of the Investment Adviser. The Investment Adviser is a limited partnership and its limited partner is Merrill Lynch & Co., Inc. and its general partner is Princeton Services, Inc. The Investment Adviser will notify the Trust of any change in the membership of the partnership within a reasonable time after such change.

                                   ARTICLE II

                       Allocation of Charges and Expenses

      (a) The Investment Adviser. The Investment Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense, provide the office space, facilities, equipment and necessary personnel which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Trust and all Trustees of the Trust who are affiliated persons of the Investment Adviser.

      (b) The Trust. The Trust assumes and shall pay or cause to be paid all other expenses of the Trust including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, Registration Statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of all Trustees of the Trust who are not affiliated persons of the Investment Adviser, accounting and pricing costs (including the calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust. It also is understood that the Trust will reimburse the Investment Adviser for its costs incurred in providing accounting services to the Trust.

                                  ARTICLE III

                     Compensation of the Investment Adviser

      (a) Investment Advisory Fee. For the services rendered, the facilities furnished and expenses assumed by the Investment Adviser, the Trust shall pay to the Investment Adviser at the end of each calendar month a fee based on the average daily value of the net assets of the Trust at the annual rate of .95 of 1.0% of the Trust's average daily net assets (i.e., the average daily value of the total assets of the Trust, minus the sum of accrued liabilities of the Trust and accumulated dividends on shares of outstanding preferred stock, if any). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Trust's average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Trust for each day during the month. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Investment Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof. During any period when the determination of net asset value is suspended by the Board of Trustees, the average net asset value of a share for the day prior to such suspension shall for this purpose be deemed to be the net asset value each succeeding day until it is again determined.

      (b) Expense Limitations. In the event the operating expenses of the Trust, including amounts payable to the Investment Adviser pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Trust imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised, lowered or waived from time to time, the Investment Adviser shall reduce its management and investment advisory fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Trust in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Trust. Whenever the expenses of the Trust exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the fee due to the Investment Adviser. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Adviser's fee shall be applicable.

                                   ARTICLE IV

               Limitation of Liability of the Investment Adviser

      The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article IV, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Trust contemplated hereby and directors, officers and employees of the Investment Adviser and such affiliates.

                                   ARTICLE V

                      Activities of the Investment Adviser

      The services of the Investment Adviser to the Trust are not to be deemed to be exclusive: the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purposes of this Article V referred to as "affiliates") are free to render services to others. It is understood that the Board of Trustees of the Trust, officers, employees and shareholders of the Trust are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Trust, and that the Investment Adviser and directors, officers, employees, partners, and shareholders of its affiliates may become interested in the Trust as shareholders or otherwise.

                                   ARTICLE VI

                   Duration and Termination of this Agreement

      This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust, or by the Investment Adviser, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VII

                          Amendments of this Agreement

      This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of the Trustees of the trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and, where required by he Investment Company Act, by the vote of a majority of the outstanding voting securities of the Trust.

                                  ARTICLE VIII

                          Definitions of Certain Terms

      The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX

                                 Governing Law

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      In Witness Whereof, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                          Master SFR Trust

                                          By :___________________________
                                          Title:

                                          Fund Asset Management, L.P.

                                          By : Princeton Services, Inc.,

                                             General Partner


                                          By :___________________________
                                          Title:

                            ADMINISTRATION AGREEMENT

      Agreement made as of the    day of   , 2000, by and between Merrill Lynch
Senior Floating Rate Fund II, Inc., a Maryland corporation (the "Fund"), and Fund Asset Management, L.P., a Delaware limited partnership ("FAM" or the "Administrator").

                                  WITNESSETH:

      Whereas, the Fund is engaged in business as a closed-end, non-diversified, management investment company and is registered as such under the Investment Company Act of 1940 as amended (the "Investment Company Act"); and

      Whereas, the Fund desires to retain FAM to render administrative services in the manner and on the terms and conditions hereafter set forth; and

      Whereas, FAM desires to be retained to perform administrative services on said terms and conditions; and

      Whereas, the Fund is a "feeder" fund for and invests all of its assets in Master SFR Trust, a Delaware business Trust, that has the same investment objective and policies as the Fund; and

      Now, Therefore, in consideration of the premises and the mutual covenants hereinafter contained, the Fund and FAM hereby agree as follows:

      1. Duties of the Administrator. The Fund hereby retains FAM to act as administrator of the Fund, subject to the supervision and direction of the Board of Directors of the Fund, as hereinafter set forth. FAM shall perform, or arrange for its affiliates to perform, the administrative services (i.e., services other than investment advise and related portfolio activities) necessary for the operation of the Fund and, without limiting the generality of the foregoing, shall (i) prepare and file reports and other documents required by U.S. Federal, state and other applicable laws and regulations; (ii) prepare proxy materials and periodic reports to Fund shareholders; (iii) respond to inquiries from Fund shareholders; (iv) calculate, or arrange for the calculation of, the net asset value of the Fund's shares (it being understood that the Fund will reimburse the Administrator for its costs in providing such accounting services to the Fund); (v) oversee the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent, dividend disbursing agent and shareholder servicing agent, as well as accounting, auditing and other services; (vi) provide the Fund with the services of persons competent to perform such administrative and clerical functions as are necessary to provide effective operation of the Fund,
(vii) coordinate tender offers for the Fund's shares, and (viii) provide the Fund with administrative office and data processing facilities.

      2. (a) Expenses of the Administrator. FAM shall provide the staff and personnel necessary to perform its obligations under this Agreement, shall assume and pay or cause to be paid all expenses incurred in connection with the maintenance of such staff and personnel, and, at its own expense, shall provide the office space, facilities, equipment and necessary personnel which it is obligated to provide under paragraph 1 hereof, except that the Fund shall pay the expenses of legal counsel retained by FAM as may be necessary or appropriate for FAM's performance of its duties and responsibilities under this Agreement. FAM shall pay, or cause its affiliates to pay, compensation of all officers of the Fund and all Directors of the Fund who are affiliated persons of FAM or an affiliate of FAM.

      (b) Expenses of the Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund (except for the expenses paid by the distributor of the Fund's shares (the "Distributor")), including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange

Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of FAM, or of an affiliate of FAM, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. It also is understood that the Fund will reimburse FAM for its costs in providing accounting services to the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of shares of common stock in the Fund.

      3. Compensation of the Administrator. For the services rendered to the Fund by FAM pursuant to this Agreement, the Fund shall pay to the Administrator a monthly fee at an annual rate of .40 of 1% of the Fund's average daily net assets (i.e., the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund and accumulated dividends on shares of outstanding preferred stock, if any). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund's average daily net assets. For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Payment of the Administrator's compensation shall be payable in arrears on the last day of each calendar month for services performed hereunder during such month. During any period when the determination of net asset value is suspended by the Board of Directors, the average net asset value of a share for the last day prior to such suspension for this purpose shall be deemed to be the net asset value at the close of each succeeding day until it is again determined.

    4. Limitation of Liability of the Administrator; Indemnification.

      (a) The Administrator shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any act or omission by the Administrator in the performance of its duties hereunder. Nothing herein contained shall be construed to protect the administrator against any liability to the Fund, its shareholders or any sub-investment adviser to which the Administrator shall otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reckless disregard of its obligations and duties hereunder.

      (b) The Administrator may, with respect to questions of law, apply for and obtain the advice and opinion of counsel to the Fund or of its own counsel, at the expense of the Fund, and shall be fully protected with respect to any action taken or omitted by it in good faith in conformity with such advice or opinion.

      (c) The Fund agrees to indemnify and hold harmless the Administrator from and against all charges, claims, expenses (including legal fees) and liabilities reasonably incurred by the Administrator in connection with the performance of its duties hereunder, except such as may arise from the Administrator's willful misfeasance, bad faith, gross negligence in the performance of its duties or by reckless disregard of its obligations and duties hereunder. Such expenses shall be paid by the Fund in advance of the final disposition of such matter upon invoice by the Administrator and receipt by the Fund of an undertaking from the Administrator to repay such amounts if it shall ultimately be established that the Administrator is not entitled to indemnification hereunder by virtue of the Administrator's willful misfeasance, bad faith, gross negligence in the performance of its duties or by reckless disregard of its obligations and duties hereunder.

      (d) As used in this paragraph 4, the term "Administrator" shall include any affiliates of the Administrator performing services for the Fund contemplated hereby and directors, officers, agents and employees of the Administrator and such affiliates.

      5. Activities of the Administrator. The services of the Administrator under this Agreement are not to be deemed exclusive, and the Administrator and any person controlled by or under common control with the Administrator shall be free to render similar services to others.

      6. Duration and Termination of this Agreement. This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter from year to year, but only so long as such continuance specifically is approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, or by the Investment Adviser, on sixty days' written notice to the other party. In the event of its assignment, this Agreement shall automatically terminate.

      The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act.

      7. Amendments to this Agreement. This Agreement may be amended by the parties hereto only if such amendment is specifically approved by the Board of Directors of the Fund and such amendment is set forth in a written instrument executed by each of the parties hereto.

      8. Governing Law. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      9. Counterparts. This Agreement may be executed by the parties hereto in counterparts and if executed in more than one counterpart the separate instruments shall constitute one agreement.

      In Witness Whereof, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

                                          Merrill Lynch Senior Floating Rate
                                           Fund II, Inc.

                                          By: _________________________________
                                          Title:

                                          Fund Asset Management, L.P.

                                          By: Princeton Services, Inc.,

                                             General Partner

                                          By: _________________________________
                                          Title:

                                                                       EXHIBIT D

                         INVESTMENT ADVISORY AGREEMENT

      Agreement, made as of the   day of      , 2000, by and between Master
Strategic Dividend Trust, a Delaware business trust (hereinafter referred to as the "Trust"), and Fund Asset Management, L.P., a Delaware limited partnership (the "Investment Adviser").

                              W I T N E S S E T H:

      Whereas, the Trust intends to engage in business an open-end diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

      Whereas, the Investment Adviser is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

      Whereas, the Trust desires to retain the Investment Adviser to render management and investment advisory services to the Trust in the manner and on the terms hereinafter set forth; and

      Whereas, the Investment Adviser is willing to provide management and investment advisory services to the Trust on the terms and conditions hereinafter set forth; and

      Whereas, the Trust serves as the "master" portfolio for one or more "feeder" funds (each, a "Fund") that invest all of their assets in the Trust and that have the same investment objective and policies as the Trust.

      Now, Therefore, in consideration of the promises and the covenants hereinafter contained, the Trust and the Investment Adviser hereby agree as follows:

                                   ARTICLE I

                        Duties of the Investment Adviser

      The Trust hereby employs the Investment Adviser to act as a manager and investment adviser of the Trust and to furnish, or arrange for affiliates to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust, for the period and on the terms and conditions set forth in this Agreement. The Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Adviser and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed agents of the Trust.

      (a) Management Services. The Investment Adviser shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Trust. It is understood that the Investment Adviser or its affiliates may enter into separate agreements with each Fund for the provision of management and administrative services necessary for the operation of each Fund. The Investment Adviser shall provide the Trust with office space, facilities, equipment and necessary personnel and such other services as the Investment Adviser, subject to review by the Board of Trustees, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Investment

Adviser shall also, on behalf of the Trust, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Investment Adviser shall generally monitor the Trust's compliance with investment policies and restrictions as set forth in the current registration statement relating to the Trust under the Investment Company Act (the "Registration Statement"). The Investment Adviser shall make reports to the Board of Trustees of its performance of obligations here under and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Trust as it shall determine to be desirable.

      (b) Investment Advisory Services. The Investment Adviser shall provide (or arrange for the provision by affiliates of) the Trust with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Trust, shall furnish continuously an investment program for the Trust and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Trust shall be held in the various securities and other financial instruments in which the Trust invests and the portion of the assets of the Trust that shall be held in cash, subject always to the restrictions set forth in the Declaration of Trust and the By-Laws of the Trust, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Trust's investment objectives, investment policies and investment restrictions as the same are set forth in the Registration Statement. The Investment Adviser shall make decisions for the Trust as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Trust's portfolio securities shall be exercised. Should the Board of Trustees at any time, however, make any definite determination as to investment policy and notify the Investment Adviser thereof in writing, the Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Adviser shall take, on behalf of the Trust, all actions which it deems necessary to implement the investment policies determined as provided above and, in particular, to place all orders for the purchase or sale of portfolio securities for the Trust's account with brokers or dealers selected by it, and to that end, the Investment Adviser is authorized as the agent of the Trust to give instructions to the Custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Trust, the Investment Adviser is directed at all times to seek to obtain execution and prices within the policy guidelines determined by the Board of Trustees as set forth in the Registration Statement. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Adviser may select brokers or dealers with which it or the Trust is affiliated.

      (c) Affiliated Sub-Advisers. In carrying out its responsibilities hereunder, the Investment Adviser may employ, retain or otherwise avail itself of the services of other persons or entities including without limitation, affiliates of the Investment Adviser, on such terms as the Investment Adviser shall determine to be necessary, desirable or appropriate. However, if the Investment Adviser chooses to retain or avail itself of the services of another person or entity to manage assets of the Trust, such other person or entity must be (i) an affiliate of the Investment Adviser, (ii) retained at the Investment Adviser's own cost and expense, and (iii) retained subject to the requirements of Section 15 of the Investment Company Act. Retention of one or more affiliated sub-advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Investment Adviser under this Agreement and the Investment Adviser shall be responsible for all acts and omissions of such affiliated sub-advisers, or other persons or entities, in connection with the performance of the Investment Adviser's duties hereunder.

      (d) Notice Upon Change in Partners of the Investment Adviser. The Investment Adviser is a limited partnership and its limited partner is Merrill Lynch & Co., Inc. and its general partner is Princeton Services, Inc. The Investment Adviser will notify the Trust of any change in the membership of the partnership within a reasonable time after such change.

                                   ARTICLE II

                       Allocation of Charges and Expenses

      (a) The Investment Adviser. The Investment Adviser assumes and shall pay, or cause its affiliate to pay, for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense, provide the office space, facilities, equipment and necessary personnel which it is obligated to provide under Article I hereof. The Investment Adviser shall pay, or cause its affiliates to pay, compensation of all officers of the Trust and all Trustees of the Trust who are affiliated persons of the Investment Adviser or any sub-adviser, or an affiliate of the Investment Adviser or any sub-adviser.

      (b) The Trust. The Trust assumes and shall pay or cause to be paid all other expenses of the Trust including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, Registration Statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of all Trustees of the Trust who are not affiliated persons of the Investment Adviser or any sub-adviser or of an affiliate of the Investment Adviser or any sub-adviser, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust. It also is understood that the Trust will reimburse the Investment Adviser for its costs incurred in providing accounting services to the Trust.

                                  ARTICLE III

                     Compensation of the Investment Adviser

      (a) Investment Advisory Fee. For the services rendered, the facilities furnished and expenses assumed by the Investment Adviser, the Trust shall pay to the Investment Adviser at the end of each calendar month a fee based on the average daily value of the net assets of the Trust at the annual rate of .35 of 1.0% of the average daily net assets of the Trust commencing on the day following effectiveness hereof, as determined and computed in accordance with the description of the determination of net asset value contained in the Prospectus and Statement of Additional Information of the Trust. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Investment Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated herein. During any period when the determination of net asset value is suspended by the Board of Trustees, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

      (b) Expense Limitations. In the event the operating expenses of the Trust, including amounts payable to the Investment Adviser pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Trust imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised, lowered or waived from time to time, the Investment Adviser shall reduce its management and investment advisory fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Trust in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage fees and commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Trust. Whenever the expenses of the Trust exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the fee due to the Investment Adviser. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Adviser's fee shall be applicable.

                                   ARTICLE IV

               Limitation of Liability of the Investment Adviser

      The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article IV, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Trust contemplated hereby and the partners, directors, officers and employees of the Investment Adviser and such affiliates.

                                   ARTICLE V

                      Activities of the Investment Adviser

      The services of the Investment Adviser to the Trust are not to be deemed to be exclusive: the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purposes of this Article V referred to as "affiliates") are free to render services to others. It is understood that the Board of Trustees, officers, employees and shareholders of the Trust are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Trust, and that the Investment Adviser and directors, officers, employees, partners, and shareholders of its affiliates may become interested in the Trust as shareholders or otherwise.

                                   ARTICLE VI

                   Duration and Termination of this Agreement

      This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust, or by the Investment Adviser, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VII

                          Amendments of this Agreement

      This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of the Trustees of the Trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and, where required by the Investment Company Act, by the vote of a majority of the outstanding voting securities of the Trust.

                                  ARTICLE VIII

                          Definitions of Certain Terms

      The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX

                                 Governing Law

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      In Witness Whereof, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                          Master Strategic Dividend Trust

                                          By __________________________________
                                            Title:

                                          Fund Asset Management, L.P.

                                          By: Princeton Services, Inc.,

                                            General Partner

                                          By __________________________________
                                            Title:

                            ADMINISTRATION AGREEMENT

      Agreement made as of      , 2000, by and between Merrill Lynch Strategic
Dividend Fund, a Massachusetts business trust (the "Fund") and Fund Asset Management, L.P., a Delaware limited partnership (the "Administrator").

                              W I T N E S S E T H:

      Whereas, the Fund is engaged in business as an open-end diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

      Whereas, the Fund desires to retain the Administrator to provide management and administrative services to the Fund in the manner and on the terms hereinafter set forth; and

      Whereas, the Administrator is willing to provide management and administrative services to the Fund on the terms and conditions hereafter set forth; and

      Whereas, the Fund is one of the "feeder" funds for and invests all of its assets in Master Strategic Dividend Trust, which serves as the "master" portfolio and has the same investment objective and policies as the Fund;

      Now, Therefore, in consideration of the premises and the covenants hereinafter contained, the Fund and the Administrator hereby agree as follows:

                                   ARTICLE I

                          Duties of the Administrator

      The Fund hereby employs the Administrator to act as a manager and administrator and to furnish, or arrange for affiliates to furnish, the management and administrative services described below, subject to review by and the overall control of the Board of Trustees of the Fund (the "Trustees"), for the period and on the terms and conditions set forth in this Agreement. The Administrator hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Administrator and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed agents of the Fund.

      Management Services. The Administrator shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund including administering shareholder accounts and handling shareholder relations. The Administrator shall provide the Fund with office space, facilities, equipment and necessary personnel and such other services as the Administrator, subject to review by the Trustees, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Administrator shall also, on behalf of the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Administrator shall make reports to the Trustees of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable.

                                   ARTICLE II

                       Allocation of Charges and Expenses

      (a) The Administrator. The Administrator assumes and shall pay, or cause its affiliate to pay, for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, facilities and necessary personnel which it is obligated to provided under Article I hereof. The Administrator shall pay, or cause its affiliate to pay, compensation of all officers of the Fund and all Trustees of the Fund who are affiliated persons of the Administrator or of an affiliate of the Administrator.

      (b) The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund (except for the expenses paid by the distributor of the Fund's shares (the "Distributor")), including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of Trustees who are not affiliated persons of the Administrator, or of an affiliate of the Administrator, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. It also is understood that the Fund will reimburse the Administrator for its costs in providing accounting services to the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of shares of beneficial interest in the Fund.

                                  ARTICLE III

                       Compensation of the Administrator

      Administrative Fees. For the services rendered, the facilities furnished and expenses assumed by the Administrator, the Fund shall pay to the Administrator at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the prospectus and statement of additional information of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund, commencing on the day following effectiveness hereof. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Payment of the Administrator's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated above. During any period when the determination of net asset value is suspended by the Trustees, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

                                   ARTICLE IV

                  Limitation of Liability of the Administrator

      The Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the management and administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article IV, the term "Administrator" shall include any affiliates of the Administrator performing services for the Fund contemplated hereby and partners, shareholders, directors, officers and employees of the Administrator and such affiliates.

                                   ARTICLE V

                        Activities of the Administrator

      The services of the Administrator to the Fund are not to be deemed to be exclusive, and the Administrator and each affiliate is free to render services to others. It is understood that Trustees, officers, employees and shareholders of the Fund are or may become interested in the Administrator and its affiliates, as directors, officers, employees, partners and shareholders or otherwise, and that the Administrator and directors, officers, employees, partners and shareholders of the Administrator and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise.

                                   ARTICLE VI

                   Duration and Termination of this Agreement

      This Agreement shall become effective as of the date first above written and shall remain in force for two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, or by the Administrator, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VII

                          Amendments of this Agreement

      This Agreement may be amended by the parties only if such amendment is specifically approved by a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE VIII

                          Definitions of Certain Terms

      The terms "vote of majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX

                                 Governing Law

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE X

                               Personal Liability

      The Declaration of Trust establishing Merrill Lynch Strategic Dividend Fund, dated May 14, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Strategic Dividend Fund," refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of Merrill Lynch Strategic Dividend Fund, shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said Merrill Lynch Strategic Dividend Fund, but the "Trust Property" only shall be liable.

      In Witness Whereof, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                          Merrill Lynch Strategic Dividend
                                           Fund

                                          By: _________________________________
                                            Name:
                                            Title:

                                          Fund Asset Management, L.P.

                                          By: Princeton Services, Inc.,

                                             General Partner

                                          By: _________________________________
                                            Name:
                                            Title

                                                                       EXHIBIT E

                         INVESTMENT ADVISORY AGREEMENT

      Agreement, made as of the   day of     , 2000, by and between Master U.S.
High Yield Trust, a Delaware business trust (hereinafter referred to as the "Trust"), and Fund Asset Management, L.P., a Delaware limited partnership (the "Investment Adviser").

                              W I T N E S S E T H:

      Whereas, the Trust intends to engage in business an open-end diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

      Whereas, the Investment Adviser is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

      Whereas, the Trust desires to retain the Investment Adviser to render management and investment advisory services to the Trust in the manner and on the terms hereinafter set forth; and

      Whereas, the Investment Adviser is willing to provide management and investment advisory services to the Trust on the terms and conditions hereinafter set forth; and

      Whereas, the Trust serves as the "master" portfolio for one or more "feeder" funds (each, a "Fund") that invest all of their assets in the Trust and that have the same investment objective and policies as the Trust.

      Now, Therefore, in consideration of the promises and the covenants hereinafter contained, the Trust and the Investment Adviser hereby agree as follows:

                                   ARTICLE I

                        Duties of the Investment Adviser

      The Trust hereby employs the Investment Adviser to act as a manager and investment adviser of the Trust and to furnish, or arrange for affiliates to furnish, the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust, for the period and on the terms and conditions set forth in this Agreement. The Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Adviser and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed agents of the Trust.

      (a) Management Services. The Investment Adviser shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Trust. It is understood that the Investment Adviser or its affiliates may enter into separate agreements with each Fund for the provision of management and administrative services necessary for the operation of each Fund. The Investment Adviser shall provide the Trust with office space, facilities, equipment and necessary personnel and such other services as the Investment Adviser, subject to review by the Board of Trustees, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Investment Adviser shall also, on behalf of the Trust, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Investment Adviser shall generally monitor the Trust's compliance with investment policies and restrictions as set forth in the current registration statement relating to the Trust under the Investment Company Act (the "Registration Statement"). The Investment Adviser shall make reports to the Board of Trustees of its performance of obligations here under and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Trust as it shall determine to be desirable.

      (b) Investment Advisory Services. The Investment Adviser shall provide (or arrange for the provision by affiliates of) the Trust with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Trust, shall furnish continuously an investment program for the Trust and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Trust shall be held in the various securities and other financial instruments in which the Trust invests and the portion of the assets of the Trust that shall be held in cash, subject always to the restrictions set forth in the Declaration of Trust and the By-Laws of the Trust, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Trust's investment objectives, investment policies and investment restrictions as the same are set forth in the Registration Statement. The Investment Adviser shall make decisions for the Trust as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Trust's portfolio securities shall be exercised. Should the Board of Trustees at any time, however, make any definite determination as to investment policy and notify the Investment Adviser thereof in writing, the Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Adviser shall take, on behalf of the Trust, all actions which it deems necessary to implement the investment policies determined as provided above and, in particular, to place all orders for the purchase or sale of portfolio securities for the Trust's account with brokers or dealers selected by it, and to that end, the Investment Adviser is authorized as the agent of the Trust to give instructions to the Custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Trust, the Investment Adviser is directed at all times to seek to obtain execution and prices within the policy guidelines determined by the Board of Trustees as set forth in the Registration Statement. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Adviser may select brokers or dealers with which it or the Trust is affiliated.

      (c) Affiliated Sub-Advisers. In carrying out its responsibilities hereunder, the Investment Adviser may employ, retain or otherwise avail itself of the services of other persons or entities including without limitation, affiliates of the Investment Adviser, on such terms as the Investment Adviser shall determine to be necessary, desirable or appropriate. However, if the Investment Adviser chooses to retain or avail itself of the services of another person or entity to manage assets of the Trust, such other person or entity must be (i) an affiliate of the Investment Adviser, (ii) retained at the Investment Adviser's own cost and expense, and (iii) retained subject to the requirements of Section 15 of the Investment Company Act. Retention of one or more affiliated sub-advisers, or the employment or retention of other persons or entities to perform services, shall in no way reduce the responsibilities or obligations of the Investment Adviser under this Agreement and the Investment Adviser shall be responsible for all acts and omissions of such affiliated sub-advisers, or other persons or entities, in connection with the performance of the Investment Adviser's duties hereunder.

      (d) Notice Upon Change in Partners of the Investment Adviser. The Investment Adviser is a limited partnership and its limited partner is Merrill Lynch & Co., Inc. and its general partner is Princeton Services, Inc. The Investment Adviser will notify the Trust of any change in the membership of the partnership within a reasonable time after such change.

                                   ARTICLE II

                       Allocation of Charges and Expenses

      (a) The Investment Adviser. The Investment Adviser assumes and shall pay, or cause its affiliate to pay, for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense, provide the office space, facilities, equipment and necessary personnel which it is obligated to provide under Article I hereof. The Investment Adviser shall pay, or cause its affiliates to pay compensation of all officers of the Trust and all Trustees of the Trust who are affiliated persons of the Investment Adviser, or any sub-adviser, or an affiliate of the Investment Adviser or sub-adviser.

      (b) The Trust. The Trust assumes and shall pay or cause to be paid all other expenses of the Trust including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, Registration Statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of all Trustees of the Trust who are not affiliated persons of the Investment Adviser or any sub-adviser or of an affiliate of the Investment Adviser or any sub-adviser, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust. It also is understood that the Trust will reimburse the Investment Adviser for its costs incurred in providing accounting services to the Trust.

                                  ARTICLE III

                     Compensation of the Investment Adviser

      (a) Investment Advisory Fee. For the services rendered, the facilities furnished and expenses assumed by the Investment Adviser, the Trust shall pay to the Investment Adviser at the end of each calendar month a fee based on the average daily value of the net assets of the Trust at the annual rate of .35 of 1.0% of the average daily net assets of the Trust commencing on the day following effectiveness hereof, as determined and computed in accordance with the description of the determination of net asset value contained in the Prospectus and Statement of Additional Information of the Trust. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Investment Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated herein. During any period when the determination of net asset value is suspended by the Board of Trustees, the average net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

      (b) Expense Limitations. In the event the operating expenses of the Trust, including amounts payable to the Investment Adviser pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Trust imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised, lowered or waived from time to time, the Investment Adviser shall reduce its management and investment advisory fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Trust in the amount of such excess; provided, however, to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage fees and commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Trust. Whenever the expenses of the Trust exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the fee due to the Investment Adviser. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Adviser's fee shall be applicable.

                                   ARTICLE IV

               Limitation of Liability of the Investment Adviser

      The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article IV, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Trust contemplated hereby and the partners, directors, officers and employees of the Investment Adviser and such affiliates.

                                   ARTICLE V

                      Activities of the Investment Adviser

      The services of the Investment Adviser to the Trust are not to be deemed to be exclusive: the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purposes of this Article V referred to as "affiliates") are free to render services to others. It is understood that the Board of Trustees, officers, employees and shareholders of the Trust are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Trust, and that the Investment Adviser and directors, officers, employees, partners, and shareholders of its affiliates may become interested in the Trust as shareholders or otherwise.

                                   ARTICLE VI

                   Duration and Termination of this Agreement

      This Agreement shall become effective as of the date first above written and shall remain in force for a period of two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust, or by the Investment Adviser, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VII

                          Amendments of this Agreement

      This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of the Trustees of the Trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and, where required by the Investment Company Act, by the vote of a majority of the outstanding voting securities of the Trust.

                                  ARTICLE VIII

                          Definitions of Certain Terms

      The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX

                                 Governing Law

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      In Witness Whereof, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                          Master U.S. High Yield Trust


                                          By __________________________________
                                            Title:

                                          Fund Asset Management, L.P.

                                          By: Princeton Services, Inc.,

                                             General Partner


                                          By __________________________________
                                            Title:

                            ADMINISTRATION AGREEMENT

      Agreement made as of      , 2000, by and between Merrill Lynch U.S. High
Yield Fund, Inc., a Maryland corporation (the "Fund") and Fund Asset Management, L.P., a Delaware limited partnership (the "Administrator").

                              W I T N E S S E T H:

      Whereas, the Fund is engaged in business as an open-end diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

      Whereas, the Fund desires to retain the Administrator to provide management and administrative services to the Fund in the manner and on the terms hereinafter set forth; and

      Whereas, the Administrator is willing to provide management and administrative services to the Fund on the terms and conditions hereafter set forth; and

      Whereas, the Fund is one of the "feeder" funds for and invests all of its assets in Master U.S. High Yield Trust, which serves as the "master" portfolio and has the same investment objective and policies as the Fund;

      Now, Therefore, in consideration of the premises and the covenants hereinafter contained, the Fund and the Administrator hereby agree as follows:

                                   ARTICLE I

                          Duties of the Administrator

      The Fund hereby employs the Administrator to act as a manager and administrator and to furnish, or arrange for affiliates to furnish, the management and administrative services described below, subject to review by and the overall control of the Board of Directors of the Fund (the "Directors"), for the period and on the terms and conditions set forth in this Agreement. The Administrator hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Administrator and its affiliates shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed agents of the Fund.

      Management Services. The Administrator shall perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund including administering shareholder accounts and handling shareholder relations. The Administrator shall provide the Fund with office space, facilities, equipment and necessary personnel and such other services as the Administrator, subject to review by the Directors, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Administrator shall also, on behalf of the Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Administrator shall make reports to the Directors of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable.

                                   ARTICLE II

                       Allocation of Charges and Expenses

      (a) The Administrator. The Administrator assumes and shall pay, or cause its affiliate to pay, for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, facilities and necessary personnel which it is obligated to provided under Article I hereof. The Administrator shall pay, or cause its affiliate to pay, compensation of all officers of the Fund and all Directors of the Fund who are affiliated persons of the Administrator or of an affiliate of the Administrator.

      (b) The Fund. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund (except for the expenses paid by the distributor of the Fund's shares (the "Distributor")), including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state and foreign laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Administrator, or of an affiliate of the Administrator, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. It also is understood that the Fund will reimburse the Administrator for its costs in providing accounting services to the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of shares of common stock in the Fund.

                                  ARTICLE III

                       Compensation of the Administrator

      Administrative Fees. For the services rendered, the facilities furnished and expenses assumed by the Administrator, the Fund shall pay to the Administrator at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the prospectus and statement of additional information of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund, commencing on the day following effectiveness hereof. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Payment of the Administrator's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated above. During any period when the determination of net asset value is suspended by the Directors, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

                                   ATICLE IV

                  Limitation of Liability of the Administrator

      The Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the management and administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this
Article IV, the term "Administrator" shall include any affiliates of the Administrator performing services for the Fund contemplated hereby and partners, shareholders, directors, officers and employees of the Administrator and such affiliates.

                                   ARTICLE V

                        Activities of the Administrator

      The services of the Administrator to the Fund are not to be deemed to be exclusive, and the Administrator and each affiliate is free to render services to others. It is understood that Directors, officers, employees and shareholders of the Fund are or may become interested in the Administrator and its affiliates, as directors, officers, employees, partners and shareholders or otherwise, and that the Administrator and directors, officers, employees, partners and shareholders of the Administrator and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise.

                                   ARTICLE VI

                   Duration and Termination of this Agreement

      This Agreement shall become effective as of the date first above written and shall remain in force for two years thereafter and thereafter continue from year to year, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Directors or by the vote of a majority of the outstanding voting securities of the Fund, or by the Administrator, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VII

                          Amendments of this Agreement

      This Agreement may be amended by the parties only if such amendment is specifically approved by a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE VIII

                          Definitions of Certain Terms

      The terms "vote of majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX

                                 Governing Law

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      In Witness Whereof, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                          Merrill Lynch U.S. High Yield Fund,
                                           Inc.


                                          By: _________________________________
                                            Name:
                                            Title:

                                          Fund Asset Management, L.P.

                                          By: Princeton Services, Inc.,
                                              General Partner


                                          By: _________________________________
                                            Name:
                                            Title:

                                        ----------------------------------------

                                        ----------------------------------------

MERRILL LYNCH ASSET MANAGEMENT          Sign, Date, and Return the Proxy Card
4800 DEER LAKE DRIVE EAST               Promptly Using the Enclosed Envelope.
JACKSONVILLE, FLORIDA 32246-6484
                                        To vote by Telephone

                                        1) Read the Proxy Statement and have the
                                           proxy card below at hand.
                                        2) Call 1-800-690-6903.
                                        3) Enter the 12-digit control number set
                                           forth on the proxy card and follow
                                           the simple instructions.

                                        To vote by Internet

                                        1) Read the proxy Statement and have the
                                           proxy card below at hand.
                                        2) Go to Website www.proxyvote.com.
                                                         -----------------
                                        3) Enter the 12-digit control number set
                                           forth on the proxy card and follow
                                           the simple instructions.

                                                If you are voting with respect
                                        to more than one Fund and you wish to
                                        receive an individual ballot for each
                                        such Fund, check the box in the lower
                                        left-hand corner of this proxy card and
                                        a separate proxy card for each such Fund will be sent to you. If you do not request separate proxy cards and utilize this proxy card, all of the shares you vote in each Fund will be voted in the manner specified on this proxy card.

--------------------------------------------------------------------------------

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

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:         MLYNGC              KEEP THIS PORTION FOR YOUR RECORDS
                                                                                        DETACH AND RETURN THIS PORTION ONLY
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                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
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Vote On Directors/Trustees of each Fund


1.  01) + Ronald W. Forbes, 02) Terry K. Glenn, 03) Cynthia A.         For  Withhold  For All  To withhold authority to vote,
    Montgomery, 04) Charles C. Reilly, 05) Kevin A. Ryan,              All     All    Except   mark "For All Except" and write
    06) Roscoe S. Suddarth, 07) Richard R. West, 08) Arthur                                    the nominee's number on the line
    Zeikel and 09) Edward D. Zinbarg.                                                          below.
                                                                       [_]     [_]      [_]    ________________________________

+  Holders of shares of Common Stock of Merrill Lynch Municipal        With respect to Items 4 through 10, solely for the Fund
Strategy Fund, Inc. cannot vote on nominees 01 and 04.                  or Funds named in the specific proposal:

Vote on Proposals                          For   Against  Abstain                                           For   Against  Abstain
                                                                       4. To consider and act upon the
2. For all Funds: To consider and act                                     proposed Investment Advisory
   upon a proposal to ratify the                                          and Administration                [_]     [_]      [_]
   selection of independent auditors of                                   Agreements for Merrill Lynch
   each Fund for its current fiscal year.                                 Senior Floating Rate Fund II,
                                            [_]       [_]        [_]      Inc., Merrill Lynch Strategic
                                                                          Dividend Fund and Merrill Lynch
3. For all Funds except the Internet                                      U.S. High Yield Fund, Inc.
   Funds, the Internet Trust, Global
   Financial and the Global Financial                                  5. To consider and act upon a        [_]     [_]      [_]
   Trust: To consider and act upon a                                      proposal to amend the
   proposal to amend the Fund's charter                                   investment objective and
   to permit the Board of Directors to                                    policies of Merrill Lynch
   convert the Fund to a master/feeder                                    Strategic Dividend Fund.
   structure.                               [_]       [_]        [_]
                                                                       6. To consider and act upon a        [_]     [_]      [_]
                                                                          proposal to amend the
                                                                          investment objective
                                                                          of Merrill Lynch Americas
                                                                          Income Fund, Inc.

                                                                       7. To consider and act upon a        [_]     [_]      [_]
                                                                          proposal to amend an investment
                                                                          policy of Merrill Lynch
                                                                          Americas Income Fund, Inc.

                                                                       8. To consider and act upon a        [_]     [_]      [_]
                                                                          proposal to amend an investment
                                                                          policy of Merrill Lynch
                                                                          Healthcare Fund, Inc.

                                                                       9. To consider and act upon a        [_]     [_]      [_]
                                                                          proposal to amend the
If you are voting shares with respect to more than one Fund               investment objective and
and you wish to receive an individual ballot for each such       [_]      policies of Merrill Lynch
Fund, check this box                                                      Developing Capital Markets
                                                                          Fund, Inc.

                                                                      10. For all Funds, to transact such
                                                                          other business as may properly
                                                                          come before the Meeting or any
                                                                          adjournments thereof.
---------------------------------------------------------               ------------------------------------------------------------
                                       |                                                                        |
---------------------------------------------------------               ------------------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]         Date                          Signature (Joint Owners)                  Date

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

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                                     PROXY



     This proxy is solicited on behalf of the Board of Directors/Trustees

The undersigned hereby appoints Terry K. Glenn, Donald C. Burke, Robert Harris and Ira P. Shapiro as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock, shares of beneficial interest and beneficial interests of the listed funds held of record or able to be voted by the undersigned on May 12, 2000 at the Annual Meeting of Shareholders to be held on July 10, 2000 or any adjournment thereof.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2, 3, 4, 5, 6, 7, 8 and 9.

        By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.



           CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE


--------------------------------------------------------------------------------

[LOGO] MERRILL LYNCH
P.O.BOX 45000                       MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.
NEW BRUNSWICK, N.J. 08945-5000                        AMPS
                                         ANNUAL MEETING OF SHAREHOLDERS
                           AS OF 5/12/00 TO BE HELD ON 7/10/00 AT 3:00 P.M. EDT



                      To vote by Telephone

                      1) Read the Proxy Statement and have the proxy card below
                         at hand.

                      2) Call 1-800-690-6903.

                      3) Enter the 12-digit control number set forth on the
                         proxy card and follow the simple instructions.

                      To vote by Internet

                      1) Read the Proxy Statement and have the proxy card below
                         at hand.
                      2) Go to Website www.proxyvote.com.
                      3) Enter the 12-digit control number set forth on the
                         proxy card and follow the simple instructions.

                      PLEASE SEE VOTING INSTRUCTION NUMBER 2 BELOW.

                      VOTING INSTRUCTION NUMBER 2 - WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT, UNDER THE RULES OF THE NEW YORK STOCK EXCHANGE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC VOTING INSTRUCTIONS. IF WE DO NOT HEAR FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, WE MAY VOTE YOUR SECURITIES IN OUR DISCRETION TO THE EXTENT PERMITTED BY THE RULES OF THE EXCHANGE (ON THE TENTH DAY, IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE; ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING
                      DATE). IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                MLYNGO       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

            THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC. - AMPS

PLEASE "X" HERE ONLY IF YOU PLAN TO ATTEND
THE MEETING AND VOTE YOUR SHARES IN PERSON    [ ]

Vote On Directors

1.  01) Ronald W. Forbes, 02) Terry K. Glenn, 03) Cynthia A. Montogomery,
    04) Charles C. Reilly, 05) Kevin A. Ryan, 06) Roscoe S. Suddarth,
    07) Richard  R. West, 08) Arthur Zeikel and 09) Edward D. Zinbarg.

          For     Withhold  For All   To withhold authority to vote, mark
          All       All     Except    "For All Except" and write the
                                      nominee's number on the line below.

          [ ]      [ ]       [ ]      -----------------------------------


Vote on Proposals

2. To consider and act upon a proposal to ratify the selection of independent auditors of the Fund for its current fiscal year.

          For     Against   Abstain

          [ ]      [ ]       [ ]

3. To consider and act upon a proposal to amend the Fund's charter to permit the Board of Directors to reorganize the Fund into a master/feeder structure.

          For     Against   Abstain

          [ ]      [ ]       [ ]

4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

____________________________________  ____  __________________________    ______

____________________________________  ____  __________________________    ______
Signature [Please sign within box]    Date  Signature (Joint Owners)        Date